                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-9709
                                     --------

                       HIGHLAND FLOATING RATE ADVANGE FUND
               (Exact name of Registrant as specified in charter)

                           13455 Noel Road, Suite 1300
                               Dallas, Texas 75240
                    (Address of principal executive offices)

                                James D. Dondero
                        Highland Capital Management, L.P.
                           13455 Noel Road, Suite 1300
                               Dallas, Texas 75240

                                   COPIES TO:
                             Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                            New York, New York 10038
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (877) 532-2834

Date of fiscal year end:  8/31
                          ----

Date of reporting period: 8/31/2004
                          ---------

                                   FORM N-CSR

ITEM 1.   REPORTS TO STOCKHOLDERS.

[GRAPHIC]

HIGHLAND FLOATING RATE ADVANTAGE FUND

ANNUAL REPORT

AUGUST 31, 2004

[HIGHLAND FUNDS LOGO]
MANAGED BY
HIGHLAND CAPITAL MANAGEMENT, L.P.

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Managers' Report                                                     5

Financial Statements                                                           7

   Investment Portfolio                                                        8

   Statement of Assets and Liabilities                                        27

   Statement of Operations                                                    28

   Statement of Changes in Net Assets                                         29

   Statement of Cash Flows                                                    31

   Notes to Financial Statements                                              32

   Financial Highlights                                                       38

Report of Independent Registered Public Accounting Firm                       43

Unaudited Information                                                         44

Trustees                                                                      45

Officers                                                                      46

Important Information About This Report                                       47


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.


 NOT FDIC       MAY LOSE VALUE
 INSURED       -----------------
               NO BANK GUARANTEE


TO OUR FELLOW SHAREHOLDERS
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

DEAR SHAREHOLDER:

I am pleased to submit this annual report for the period ended August 31, 2004.

I am also pleased to have announced on April 15, 2004 that Highland Capital Management, L.P. ("Highland") entered into a new investment advisory agreement with the Highland Floating Rate Advantage Fund, formerly Columbia Floating Rate Advantage Fund. The agreement was approved at a special meeting of the Fund's shareholders held on July 30, 2004. As you may know, since April 15, 2004, when the investment management of the Fund was transferred to Highland and the distribution of the Fund to PFPC Distributors, Inc., Highland acted as advisor to the Fund under an interim agreement pending final shareholder approval.

At the shareholder meeting, five new Trustees were elected to the Fund's Board of Trustees. The Fund's Board of Trustees now consists of: Timothy K. Hui, Scott
F. Kavanaugh, James F. Leary, Bryan A. Ward and R. Joseph Dougherty. Mr. Dougherty is the only Trustee affiliated with Highland. Biographical information for each Trustee can be found in the report that follows.

Effective October 18, 2004, PFPC Inc. ("PFPC") replaced Columbia Funds Services, Inc. as the Fund's transfer agent. As of that date, PFPC assumed all account servicing responsibilities for the Fund.

Some changes that will affect shareholders of the Highland Floating Rate Advantage Fund include the following:

Effective October 18, 2004, the name of the Fund changed from Columbia Floating Rate Advantage Fund to Highland Floating Rate Advantage Fund and you should anticipate new fund CUSIP numbers. (A CUSIP is a unique identification number assigned to each class of a fund by the Committee on Uniform Security Identification Procedures.) Ticker symbols for the Fund will remain the same. A list of the new CUSIP numbers and other information related to these changes are available online at www.highlandfunds.com, our new website.

Please don't hesitate to contact your financial advisor or call Shareholder Services at 877-665-1287 for more information.

In the report that follows, your portfolio manager talks in depth about investment strategies and other factors that affected your Fund's performance during the period. I encourage you to read the report carefully.

I thank you for your business and I look forward to continuing to serve your investment needs.

Sincerely,

/s/ James D. Dondero

James D. Dondero
President

FUND PROFILE
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

QUALITY BREAKDOWN AS OF 08/31/04 (%)

Aa                                          0.7
Baa                                         0.1
Ba                                         28.6
B                                          46.3
Caa                                         3.7
Ca                                          0.1
NR                                         20.3
Other                                       0.2

TOP 5 SECTORS AS OF 08/31/04 (%)

Utilities                                   9.5
Cable & Satellite Television                7.9
Oil & Gas                                   5.8
Lodging & Casinos                           5.5
Telecommunication/Cellular                  5.5

TOP 10 ISSUERS AS OF 08/31/04 (%)

Allied Waste North America                  2.6
Olympus Cable Holdings                      1.9
Century Cable Holdings                      1.7
Mission Energy Holdings                     1.4
Conseco                                     1.4
Airgates PCS                                1.3
NUI                                         1.3
RLC Industries                              1.3
Opbiz                                       1.2
Michael Foods                               1.2

Quality is calculated as a percentage of total investments. Sectors and issuers are calculated as a percentage of net assets.

[SIDENOTE]

SUMMARY

- FOR THE ONE-YEAR PERIOD THAT ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 13.14% WITHOUT A SALES CHARGE.

                                    OBJECTIVE
                       To provide a high level of current
                             income, consistent with
                             preservation of capital

                                TOTAL NET ASSETS
                                 $668.6 million

PERFORMANCE INFORMATION
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

[CHART]

VALUE OF $10,000 INVESTMENT 01/13/00 - 08/31/04

                    CLASS A SHARES         CLASS A SHARES      CSFB LEVERAGED
                    WITHOUT SALES CHARGE   WITH SALES CHARGE   LOAN INDEX
 1/13/2000          $             10,000   $           9,650   $       10,000
 1/31/2000          $             10,050   $           9,698   $       10,097
 2/29/2000          $             10,141   $           9,787   $       10,130
 3/31/2000          $             10,151   $           9,795   $       10,050
 4/30/2000          $             10,210   $           9,853   $       10,086
 5/31/2000          $             10,316   $           9,955   $       10,171
 6/30/2000          $             10,420   $          10,055   $       10,233
 7/31/2000          $             10,521   $          10,153   $       10,307
 8/31/2000          $             10,604   $          10,233   $       10,359
 9/30/2000          $             10,696   $          10,322   $       10,393
10/31/2000          $             10,778   $          10,400   $       10,398
11/30/2000          $             10,821   $          10,442   $       10,421
12/31/2000          $             10,895   $          10,514   $       10,494
 1/31/2001          $             10,998   $          10,613   $       10,557
 2/28/2001          $             11,049   $          10,663   $       10,647
 3/31/2001          $             11,020   $          10,634   $       10,660
 4/30/2001          $             10,915   $          10,533   $       10,615
 5/31/2001          $             11,027   $          10,641   $       10,742
 6/30/2001          $             11,041   $          10,654   $       10,755
 7/31/2001          $             11,176   $          10,785   $       10,782
 8/31/2001          $             11,316   $          10,920   $       10,868
 9/30/2001          $             11,128   $          10,739   $       10,660
10/31/2001          $             10,873   $          10,493   $       10,494
11/30/2001          $             11,007   $          10,622   $       10,659
12/31/2001          $             11,176   $          10,784   $       10,769
 1/31/2002          $             11,344   $          10,947   $       10,829
 2/28/2002          $             11,274   $          10,879   $       10,788
 3/31/2002          $             11,493   $          11,090   $       10,913
 4/30/2002          $             11,652   $          11,245   $       11,029
 5/31/2002          $             11,683   $          11,274   $       11,022
 6/30/2002          $             11,455   $          11,054   $       10,855
 7/31/2002          $             11,051   $          10,664   $       10,690
 8/31/2002          $             10,878   $          10,497   $       10,659
 9/30/2002          $             10,723   $          10,347   $       10,683
10/31/2002          $             10,621   $          10,249   $       10,540
11/30/2002          $             10,806   $          10,427   $       10,721
12/31/2002          $             11,067   $          10,680   $       10,889
 1/31/2003          $             11,232   $          10,839   $       11,036
 2/28/2003          $             11,249   $          10,855   $       11,094
 3/31/2003          $             11,398   $          10,999   $       11,130
 4/30/2003          $             11,778   $          11,366   $       11,287
 5/31/2003          $             12,143   $          11,718   $       11,438
 6/30/2003          $             12,421   $          11,986   $       11,600
 7/31/2003          $             12,494   $          12,057   $       11,679
 8/31/2003          $             12,572   $          12,132   $       11,704
 9/30/2003          $             12,810   $          12,361   $       11,821
10/31/2003          $             13,040   $          12,584   $       11,928
11/30/2003          $             13,283   $          12,818   $       12,015
12/31/2003          $             13,473   $          13,001   $       12,089
 1/31/2004          $             13,777   $          13,295   $       12,215
 2/29/2004          $             13,794   $          13,311   $       12,253
 3/31/2004          $             13,874   $          13,388   $       12,303
 4/30/2004          $             13,967   $          13,478   $       12,360
 5/31/2004          $             13,974   $          13,484   $       12,388
 6/30/2004          $             14,090   $          13,596   $       12,467
 7/31/2004          $             14,170   $          13,674   $       12,511
 8/31/2004          $             14,220   $          13,723   $       12,533

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Credit Suisse First Boston (CSFB) Leveraged Loan Index is an unmanaged index that tracks the performance of senior floating rate bank loans. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from December 31, 1999.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)

SHARE CLASS           A                   B                   C                Z
-----------------------------------------------------------------------------------
INCEPTION         01/13/00             01/13/00            01/13/00        01/13/00
-----------------------------------------------------------------------------------
SALES CHARGE   WITHOUT   WITH       WITHOUT   WITH      WITHOUT   WITH      WITHOUT
-----------------------------------------------------------------------------------
1-year          13.14    9.18        12.75    9.50       12.57   11.57       13.52
Life             7.90    7.07         7.53    7.37        7.38    7.38        8.26

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)

SHARE CLASS           A                    B                   C               Z
-----------------------------------------------------------------------------------
SALES CHARGE   WITHOUT   WITH       WITHOUT   WITH      WITHOUT   WITH      WITHOUT
-----------------------------------------------------------------------------------
1-year          13.46    9.49        13.07    9.82       12.89   11.89       13.85
Life             7.99    7.13         7.62    7.45        7.47    7.47        8.35

Investors should consider the investment objectives, risks, charges and expenses of the Highland Funds carefully before investing. A prospectus with this and other information about the Fund maybe obtained at 1-877-665-1287 or www.highlandfunds.com. Prospectus should be read carefully before investing.

Average annual total return "without sales charge", does not include sales charges or contingent deferred sales charges. Average annual total return "with sales charge" reflect the maximum sales charge of 3.50% on class A shares. The maximum early withdrawal charge (EWC) on class B shares is 3.25% for shares submitted and accepted for repurchase during the first year after each purchase. The EWC on class C shares is 1% within the first year from each purchase. There is no EWC on class C shares thereafter. All results shown assume reinvestment of distributions. Performance results reflect voluntary waivers or reimbursement arrangements, performance results would have been lower.

The fund commenced operations on 1/13/00. Class A, B and C share (newer share classes) performance information includes returns of the Fund's class Z shares (the oldest existing share class) for periods prior to the inception dates of the newer share classes. These returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer share classes. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer share classes would have been lower.

The fund is available with no transaction fee on all major platforms. The sales charge typically applied to class A shares, which carry a 12b-1 fee, is waived for purchases of the fund through registered investment advisors (RIAs) and defined contribution (DC) plans. Class Z shares, also offered to RIAs and DC plans, are sold without a 12b-1 fee at NAV.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
01/13/00 - 08/31/04 ($)

SALES CHARGE:      WITHOUT       WITH
--------------------------------------
Class A             14,220      13,723
Class B             14,001      13,901
Class C             13,906      13,906
Class Z             14,445         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.highlandfunds.com for daily net asset value and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004

                ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
            BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)        DURING THE PERIOD ($)     EXPENSE RATIO (%)
             ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL      ACTUAL     HYPOTHETICAL
Class A      1,000.00       1,000.00        1,034.64       1,017.29         7.98          7.91              1.56
Class B      1,000.00       1,000.00        1,032.93       1,015.53         9.76          9.68              1.91
Class C      1,000.00       1,000.00        1,032.12       1,014.78        10.52         10.43              2.06
Class Z      1,000.00       1,000.00        1,036.35       1,019.05         6.19          6.14              1.21

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in most recent fiscal half-year and divided by 366.

Had the advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM PFPC INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.highlandfunds.com OR BY CALLING SHAREHOLDER SERVICES AT 877-665-1287

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

Despite occasional uncertainty about jobs and consumer spending, the US economy grew at a pace of more than 4.5% during the 12-month period that began September 1, 2003 and ended August 31, 2004. Growth slowed in the final months of the period, and many economists lowered their expectations for the balance of 2004. Nevertheless, the US economy remained on solid ground.

Consumer confidence seesawed, mostly in reaction to changing job data, which dominated much of the economic news during the year. The Conference Board reported that confidence declined on weak job figures early in 2004. Confidence rose after the US labor markets added more than 1.2 million new jobs between March and May. However, disappointing job creation in June and July curbed consumer enthusiasm again in August.

Consumers expressed their confidence in the economy by spending on retail goods, autos and housing. Low mortgage rates continued to fuel a red-hot housing market. However, consumer spending declined in two of the last three months of the period, the first such pullback in a year. Businesses stepped into the gap and helped fuel the economy during the period. Industrial production rose and factories utilized more of their capacity. Spending on technology and capital equipment picked up, and outlays for office and warehouse construction turned the corner after a three-year downturn.

BONDS DELIVER RESPECTABLE RETURNS

Despite periods of interest rate volatility, the US bond market delivered respectable gains. The yield on the 10-year US Treasury bond drifted generally lower for the first eight months of the period. Then it rose sharply as the economy strengthened, the employment picture brightened and investors began to anticipate a shift in the Federal Reserve Board's policy on short-term interest rates. The Fed delivered on these expectations and raised the federal funds rate, a key short-term rate, twice during the period--from 1.0% to 1.25% in June and to 1.50% in August.(1)

A shaky stock market, higher energy prices and some weak economic data gave the bond market a boost in July and August as the 10-year Treasury yield fell to 4.1%, ending the period lower than where it started. As a result, the Lehman Brothers Aggregate Bond Index, a broad measure of investment grade bond market performance, returned 6.13%. Municipals were the best performers among investment-grade bonds, returning 7.11% as measured by the Lehman Municipal Bond Index. However, the high-yield sector outdistanced all other sectors. The Merrill Lynch US High Yield, Cash Pay Index returned 13.64%.

US STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 11.46% during this 12-month reporting period. However, concerns about new terror threats and higher interest rates and energy prices sidelined investors as the period wore on. Late in the period, leadership passed from small-cap stocks, which were strong performers early in the period, to mid- and large-cap stocks. Value stocks continued to lead growth stocks. Energy stocks and real estate investment trusts were the best-performing sectors for the period.

(1)  The federal funds rate was raised to 1.75% in September.

[SIDENOTE]

SUMMARY
FOR THE ONE-YEAR PERIOD ENDED AUGUST 31, 2004

- PERFORMANCE IN THE FIXED INCOME UNIVERSE WAS LED BY HIGH YIELD BONDS. AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX, THIS SECTOR POSTED A RETURN MORE THAN SEVEN PERCENTAGE POINTS HIGHER THAN THE RETURN FOR INVESTMENT-GRADE BONDS, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

- THE US STOCK MARKET ROSE AS THE ECONOMY STRENGTHENED. BOTH THE RUSSELL 3000 INDEX, WHICH TRACKS APPROXIMATELY 98% OF THE US STOCK MARKET, AND THE S&P 500 INDEX POSTED DOUBLE-DIGIT RETURNS THIS PERIOD.

[CHART]

LEHMAN BROTHERS AGGREGATE BOND INDEX               6.13
MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX       13.64

[CHART]

RUSSELL 3000 INDEX                                11.31
S&P 500 INDEX                                     11.46

PORTFOLIO MANAGERS' REPORT
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

For the 12-month period ended August 31, 2004, class A shares of Highland Floating Rate Advantage Fund returned 13.14% without sales charge. That was greater than the return of the fund's benchmark, the CSFB Leveraged Loan Index, which was 7.05% for the period. The fund also did better than the Lipper Loan Participation Funds Category average, which was 8.82%(1). These high returns reflect an advantageous environment for all types of credit instruments. We believe the fund was able to outperform because of favorable security selection and sector allocation, and also because of the positive effect of using leverage in a rising market.

A STRONG CREDIT ENVIRONMENT

The period ended August 31, 2004 was another strong year for the credit markets, fueled by improved earnings, strong job growth and increased demand for floating-rate loans. However, financial markets faced pressure from the political instability in the Middle East, high oil prices and increased interest rates. During both its June 30 and August 10 meetings, the Federal Reserve increased the fed funds rate 25 basis points, bringing the fed funds rate to 1.50%. Leveraged loan default rates continued to drop as corporate balance sheets improved.

As always, the use of leverage tends to exaggerate the trends of the underlying market. When the market was declining in 2001, the decline was magnified by leverage. Since November 2002, however, the fund's one-fifth to one-third leverage position added several percentage points to the fund's return.

CABLE AND TELECOM - RESPECTABLE GAINS

Cable and satellite television, which constituted 7.9% of the Fund's net assets, performed well for the fund. Century Cable and Olympus Cable (1.7% and 1.9% of net assets, respectively) had another strong year for the fund. Both of these holdings are wholly-owned subsidiaries of Adelphia, a cable industry bellwether.

The fund's position in telecommunications contributed significantly to its strong performance. Telecommunications, which accounted for 8.1% of the fund's net assets, showed continued strength for the second year. Cricket Communications was a very solid performer for the fund. After trading well above par, the bank loans converted to Cricket Communications notes and equity in Leap Wireless during the year. Both the notes and equity had strong performance through the end of the period. Cricket Communications and Leap Wireless were 0.1% and 0.3% of net assets, respectively.

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. This Fund falls under the Lipper Loan Participation Category average.

[SIDENOTE]

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

Class A                                        12.08
Class B                                        12.08
Class C                                        12.08
Class Z                                        12.08

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

Class A                                         0.59
Class B                                         0.55
Class C                                         0.53
Class Z                                         0.63

SEC YIELDS AS OF 08/31/04 (%)

Class A                                         3.91
Class B                                         3.75
Class C                                         3.56
Class Z                                         4.39

The 30-day SEC yields reflect the fund's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yields would have been lower.

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

Century Cable                                    1.7
Olympus Cable                                    1.9
Cricket Communications                           0.1
Leap Wireless                                    0.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund did not experience any major defaults during the period. Many lower rated companies have improved their financial condition via newfound access to the high yield bond market. As a result, lower quality credits performed well again this year.

                                 /s/ Mark Okada


                                /s/ Joe Dougherty

Mark Okada and Joe Dougherty have been portfolio managers of the Highland Floating Rate Advantage Fund since April 15, 2004.

Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the fund's net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean that the fund managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio's holdings.

The fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the fund's trustees must approve the actual tender amount. Please read the prospectus carefully for more details.

The fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holding can have a greater impact on the fund's net asset value than could a default in a more diversified portfolio.

Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.

Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the contributor and are subject to change.

Prior investment returns are not indicative of future results.

FINANCIAL STATEMENTS
AUGUST 31, 2004                            HIGHLAND FLOATING RATE ADVANTAGE FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

STATEMENT OF CASH FLOWS

The statement of cash flows reports net cash provided or used by operating, investing and financing activities and the net effect of those flows on cash and cash equivalents during the period.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
AUGUST 31, 2004                            HIGHLAND FLOATING RATE ADVANTAGE FUND

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - 105.6%
AEROSPACE/DEFENSE - 0.6%

           DECRANE AIRCRAFT HOLDINGS, INC.     Term Loan B
                                                  7.110% 06/30/08                                   1,657,759     1,646,361

          VOUGHT AIRCRAFT INDUSTRIES, INC.     Term Loan B
                                                  5.14% 06/30/07 (b)                                  216,435       218,599
                                               Term Loan C
                                                  5.39% 06/30/08 (b)                                1,334,577     1,347,923
                                               Term Lsoan X
                                                  4.89% 12/31/06 (b)                                  847,637       855,054
                                               ----------------------------------------------------------------------------
                                                                                      AEROSPACE/DEFENSE TOTAL     4,067,937

AIR TRANSPORT - 0.2%

                     UNITED AIRLINES, INC.     Term Loan B
                                                  9.000% 09/30/04                                   1,486,779     1,503,505
                                               ----------------------------------------------------------------------------
                                                                                          AIR TRANSPORT TOTAL     1,503,505

AUTOMOTIVE - 5.0%

                        EXIDE TECHNOLOGIES     European Borrower Dollar Term Loan
                                                  5.250% 05/05/10                                   2,500,000     2,510,938
                                               US Borrower Term Loan
                                                  5.250% 05/05/10                                   2,500,000     2,512,500

                       FEDERAL-MOGUL CORP.     Supplemental Revolver
                                                  5.390% 02/06/05 (b)                               1,449,678     1,446,053
                                               Term Loan B
                                                  4.140% 02/24/05                                   5,000,000     4,673,440
                                               Term Loan C
                                                  5.390% 02/05/05                                     573,404       577,705

                   HLI OPERATING CO., INC.     Term Loan
                                                  4.910% 09/28/04                                     110,405       112,682
                                                  5.390% 09/30/04                                     571,058       582,836
                                                  5.120% 10/29/04                                     376,423       384,187
                                                  5.420% 10/29/04                                      14,752        15,056
                                                  5.330% 11/29/04                                     380,706       388,558
                                                  5.730% 01/26/05                                     181,787       185,537

                      KEY AUTOMOTIVE GROUP     Term Loan B
                                                  4.490% 09/01/04                                   1,227,273     1,242,614
                                                  4.610% 09/29/04                                   1,295,454     1,311,647
                                                  4.780% 11/30/04                                   1,227,273     1,242,614
                                               Term Loan C
                                                  7.270% 09/03/04                                   1,200,000     1,214,250
                                                  7.360% 09/29/04                                   1,350,000     1,366,031
                                                  7.530% 11/30/04                                   1,200,000     1,214,250

                            PLASTECH, INC.     Term loan B
                                                  4.340% 02/12/10                                   1,484,483     1,506,750

                   SHILOH INDUSTRIES, INC.     Term Loan B
                                                  5.640% 01/14/09                                   3,482,500     3,499,912

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
AUTOMOTIVE - (CONTINUED)

         TRW AUTOMOTIVE ACQUISITIONS CORP.     Term Loan D1
                                                  4.125% 02/28/11                                   6,765,652     6,888,280

                   UNITED COMPONENTS, INC.     Tranche C
                                                  4.420% 06/30/10                                     856,667       868,981
                                               ----------------------------------------------------------------------------
                                                                                             AUTOMOTIVE TOTAL    33,744,821

BEVERAGE & TOBACCO - 3.8%

                             BUFFETS, INC.     Term Loan
                                                  4.980% 09/01/04                                     853,696       863,300
                                                  4.590% 09/30/04                                   2,513,043     2,541,315
                                               Synthetic Letters of Credit
                                                  4.610% 06/28/09                                     466,700       471,950

                 CARIBBEAN RESTAURANTS LLC     Tranche B
                                                  4.850% 06/30/09                                   3,000,000     3,041,250

                 COMMONWEALTH BRANDS, INC.     Term Loan
                                                  5.688% 08/28/07                                   2,135,002     2,160,356

                           DEL MONTE CORP.     Term Loan B
                                                  3.836% 09/30/04                                     759,622       771,847
                                                  3.930% 10/29/04                                   2,950,981     2,998,475

      DR. PEPPER BOTTLING COMPANY OF TEXAS     Term Loan
                                                  3.400% 09/22/04                                   4,265,258     4,313,907
                                                  3.400% 09/30/04                                      11,371        11,501

                  DS WATERS ENTERPRISES LP     Term Loan
                                                  4.336% 09/30/04                                   1,687,500     1,610,508
                                                  4.620% 12/30/04                                     750,000       715,781

               KEYSTONE FOODS HOLDINGS LLC     Term Loan
                                                  3.938% 06/16/11                                   4,000,000     4,053,124

                SUNNY DELIGHT BEVERAGE CO.     First Lien Term Loan
                                                  5.980% 08/20/10                                   2,000,000     2,020,000
                                               ----------------------------------------------------------------------------
                                                                                     BEVERAGE & TOBACCO TOTAL    25,573,314

BROADCASTING RADIO & TELEVISION - 2.6%

                      DIRECTV HOLDINGS LLC     Term Loan B2
                                                  3.760% 09/15/04                                   1,517,506     1,539,320
                                                  3.880% 10/12/04                                   1,482,663     1,503,976

              FREEDOM COMMUNICATIONS, INC.     Term Loan
                                                  3.340% 09/01/04                                   4,061,538     4,124,366
                                                  3.750% 11/29/04                                   1,938,462     1,968,448

                     GRAY TELEVISION, INC.     Incremental Term Loan
                                                  3.360% 10/01/04                                   1,802,483     1,817,128
                                                  3.450% 11/03/04                                     277,305       279,558

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
BROADCASTING RADIO & TELEVISION
  - (CONTINUED)

                             GT BRANDS LLC     Term Loan
                                                  9.500% 09/30/07                                   1,896,307     1,706,676

        SPANISH BROADCASTING SYSTEMS, INC.     Term Loan
                                                  4.840% 10/30/09                                   4,353,125     4,423,863
                                               ----------------------------------------------------------------------------
                                                                                         BROADCASTING RADIO &
                                                                                             TELEVISION TOTAL    17,363,335

BUILDING & DEVELOPMENT - 1.1%

                       AIMCO PROPERTIES LP     Term Loan
                                                  4.700% 05/30/08                                   2,000,000     2,018,750

           CB RICHARD ELLIS SERVICES, INC.     Term Loan
                                                  4.060% 09/15/04                                   1,002,046     1,008,622
                                                  4.419% 12/15/04                                   1,473,008     1,482,675
                                                  4.420% 02/16/05                                     330,675       332,846

                         NATG HOLDINGS LLC     Credit Linked Certificate of Deposit
                                                  0.850% 01/23/05                                     131,418       101,849
                                               Term Loan A
                                                  6.130% 01/23/09                                     121,791        25,843
                                               Term Loan B1
                                                  6.630% 01/23/10                                      86,522        18,359
                                               Term Loan B2
                                                  6.630% 01/23/10                                       9,144         7,406

                   ST. MARY'S CEMENT, INC.     Term Loan B
                                                  4.086% 12/04/09                                     995,000     1,003,706

                 TAPCO INTERNATIONAL CORP.     Term Loan B
                                                  4.330% 09/29/04                                     243,353       244,570
                                                  4.340% 09/30/04                                     602,297       605,309
                                               Term Loan C
                                                  4.580% 09/29/04                                     243,353       244,570
                                                  4.590% 09/30/04                                     361,378       363,185
                                               ----------------------------------------------------------------------------
                                                                                       BUILDING & DEVELOPMENT
                                                                                                        TOTAL     7,457,690

BUSINESS EQUIPMENT & SERVICES - 4.2%

                AMERICAN ACHIEVEMENT CORP.     Term Loan B
                                                  4.086% 09/28/04                                   3,251,613     3,280,065
                                                  4.290% 11/29/04                                     225,806       227,782
                                                  6.000% 11/30/04                                       5,081         5,125

             BRICKMAN GROUP HOLDINGS, INC.     Term Loan
                                                  6.775% 11/15/09                                   4,888,889     4,876,667

              GLOBAL IMAGING SYSTEMS, INC.     First Additional Term Loan
                                                  3.590% 09/30/04                                     348,357       352,276
                                                  3.680% 11/12/04                                     378,081       382,334
                                                  3.720% 11/16/04                                   3,213,687     3,249,841

                       HILLMAN GROUP, INC.     Term Loan B
                                                  6.750% 09/30/04                                      14,375        14,537
                                                  4.625% 10/26/04                                   5,721,250     5,785,614

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
BUSINESS EQUIPMENT & SERVICES
  - (CONTINUED)

                            INFOUSA , INC.     Term Loan
                                                  4.000% 03/25/09                                   3,833,333     3,881,250

                  TRANSCORE HOLDINGS, INC.     Term Loan B
                                                  4.827% 09/30/04                                   1,128,000     1,142,100
                                                  6.250% 11/30/04                                       2,981         3,018
                                               Term Loan C
                                                  4.828% 09/30/04                                   3,952,941     4,002,353
                                                  6.250% 11/30/04                                      17,059        17,272
                                 URS CORP.     Term Loan B
                                                  3.630% 08/22/08                                     727,451       731,316
                                               ----------------------------------------------------------------------------
                                                                                         BUSINESS EQUIPMENT &
                                                                                               SERVICES TOTAL    27,951,550

CABLE & SATELLITE TELEVISION - 7.9%

            ATLANTIC BROADBAND FINANCE LLC     Term Loan B
                                                  4.610% 09/01/11                                   4,000,000     4,055,000

                BRESNAN COMMUNICATIONS LLC     Term Loan B
                                                  4.830% 09/07/04                                   1,244,444     1,262,722
                                                  4.860% 09/07/04                                     311,111       315,681
                                                  5.090% 09/30/04                                     311,111       315,681
                                                  5.110% 10/15/04                                   1,633,334     1,657,324

                CENTURY CABLE HOLDINGS LLC     Discretionary Term Loan
                                                  6.500% 12/31/09                                   1,000,000       975,208
                                               Term Loan
                                                  6.500% 06/30/09                                  10,500,000    10,259,067

      CHARTER COMMUNICATIONS OPERATING LLC     Tranche A Term Loan
                                                  4.670% 04/27/10                                   3,000,000     2,930,556
                                               Tranche B Term Loan
                                                  4.920% 04/27/11                                   5,000,000     4,941,145

                    CSC HOLDINGS, INC. (b)     Revolver
                                                  2.563% 09/01/04                                     731,250       723,024
                                                  2.813% 09/01/04                                      43,750        43,258
                                                  2.750% 09/07/04                                     718,750       710,664
                                                  5.250% 09/30/04                                       7,500         7,416
                                                  3.063% 10/08/04                                     175,000       173,031
                                                  3.413% 11/08/04                                     730,000       721,787

                OLYMPUS CABLE HOLDINGS LLC     Term Loan A
                                                  5.750% 06/30/10                                   6,000,000     5,826,426
                                               Term Loan B
                                                  6.500% 09/30/10                                   7,000,000     6,842,500

                     SUSQUEHANNA MEDIA CO.     Term Loan B
                                                  3.150% 03/31/12                                   4,000,000     4,056,252

                 UPC FINANCING PARTNERSHIP     Term Loan C2
                                                  7.381% 12/30/04                                      35,000        35,361
                                                  7.325% 01/07/05                                   6,930,000     7,001,469
                                               ----------------------------------------------------------------------------
                                                                                            CABLE & SATELLITE
                                                                                             TELEVISION TOTAL    52,853,572

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
CHEMICALS/PLASTICS - 4.2%

            BCP CAYLUX HOLDINGS LUXEMBOURG     Bridge Term C
                                                  5.730% 02/19/05                                   4,000,000     4,054,376

                               BRENNTAG AG     Term Loan B2
                                                  4.730% 02/27/12                                   3,500,000     3,545,937

                              HUNTSMAN LLC     Term Loan A
                                                  5.625% 03/31/07                                   5,372,299     5,400,122
                                               Term Loan B
                                                  11.438% 09/16/04                                    832,978       837,292
                                                  11.438% 09/23/04                                     18,948        19,046

                       KRATON POLYMERS LLC     Term Loan
                                                  4.063% 09/24/04                                     259,259       259,583
                                                  4.375% 12/23/04                                   1,996,946     1,999,442
                                                  4.500% 01/04/05                                      32,408        32,449

                                 NALCO CO.     Term Loan A
                                                  4.070% 09/23/04                                   1,350,000     1,365,862
                                                  4.080% 09/23/04                                   1,145,674     1,159,136
                                                  4.430% 01/24/05                                     787,500       796,753
                                               Term Loan B
                                                  4.080% 09/23/04                                     926,905       942,216
                                                  4.110% 09/23/04                                     648,525       659,237
                                                  4.430% 01/24/05                                     572,228       581,680

                            POLYPORE, INC.     Term Loan
                                                  4.840% 11/12/11                                   2,000,000     2,016,250
                                                  4.840% 11/12/11                                   2,000,000     2,016,250

            WADDINGTON NORTH AMERICA, INC.     Term Loan B
                                                  4.570% 04/07/11                                   4,455,000     4,445,257
                                               ----------------------------------------------------------------------------
                                                                                           CHEMICALS/PLASTICS
                                                                                                        TOTAL    28,114,638

CLOTHING/TEXTILES - 1.8%

                          MAIDENFORM, INC.     Term Loan
                                                  4.850% 05/11/10                                   3,000,000     3,022,500

                       POLYMER GROUP, INC.     First Lien Term Loan
                                                  3.890% 04/27/10                                   3,000,000     3,021,876

                  SPRINGS INDUSTRIES, INC.     Term Loan A
                                                  4.875% 03/05/07                                     666,379       669,919
                                               Term Loan B
                                                  5.586% 09/05/08                                   4,986,010     5,049,372
                                               ----------------------------------------------------------------------------
                                                                                      CLOTHING/TEXTILES TOTAL    11,763,667

CONGLOMERATE - 1.4%

                     APPLETON PAPERS, INC.     Term Loan
                                                  3.790% 09/20/04                                   1,750,000     1,770,781
                                                  3.980% 11/19/04                                   1,750,000     1,770,782

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
CONGLOMERATE - (CONTINUED)

                               JASON, INC.     Term Loan B
                                                  5.890% 09/29/04                                       3,281         3,248
                                                  6.031% 11/29/04                                   1,256,458     1,243,894

                       MUELLER GROUP, INC.     Term Loan
                                                  4.400% 09/30/04                                   1,523,133     1,530,748
                                                  4.930% 10/29/04                                     183,511       184,428
                                                  4.540% 11/30/04                                     183,510       184,428

    YOUTH & FAMILY CENTERED SERVICES, INC.     Term Loan B
                                                  7.250% 05/28/11                                   3,000,000     3,000,000
                                               ----------------------------------------------------------------------------
                                                                                           CONGLOMERATE TOTAL     9,688,309

CONTAINERS/GLASS PRODUCTS - 1.4%

           CONSOLIDATED CONTAINERS CO. LLC     Term Loan
                                                  4.688% 09/30/04                                       8,750         8,804
                                                  3.250% 12/31/04                                       8,750         8,805
                                                  5.125% 03/03/05                                   3,482,500     3,504,266

     GRAPHIC PACKAGING INTERNATIONAL, INC.     Term Loan B
                                                  4.350% 08/09/10                                   3,960,000     4,019,400

                     REDDY ICE GROUP, INC.     Supplemental Term Loan
                                                  4.150% 08/14/09                                     744,375       752,439

                  SOLA INTERNATIONAL, INC.     Term Loan
                                                  4.090% 12/11/09                                   1,234,375     1,251,348
                                               ----------------------------------------------------------------------------
                                                                                             CONTAINERS/GLASS
                                                                                               PRODUCTS TOTAL     9,545,062

COSMETICS/TOILETRIES - 1.7%

                 AMERICAN SAFETY RAZOR CO.     Tranche B
                                                  4.950% 10/29/04                                      20,000        20,250
                                                  4.840% 11/29/04                                   1,137,255     1,151,470
                                                  5.020% 11/29/04                                     837,745       848,217

                 CHURCH & DWIGHT CO., INC.     Tranche B
                                                  3.270% 05/30/11                                   3,000,000     3,039,843

                    JOHNSON DIVERSEY, INC.     Term Loan B
                                                  3.754% 09/03/04                                     117,204       119,211
                                                  3.950% 11/03/04                                   3,814,425     3,879,747

            REVLON CONSUMER PRODUCTS CORP.     Term Loan
                                                  7.600% 10/13/04                                   1,000,000     1,017,500
                                                  7.860% 01/11/05                                   1,000,000     1,017,500
                                               ----------------------------------------------------------------------------
                                                                                         COSMETICS/TOILETRIES
                                                                                                        TOTAL    11,093,738

ECOLOGICAL SERVICES & EQUIPMENT - 3.3%

          ALLIED WASTE NORTH AMERICA, INC.     Tranche A
                                                  3.860% 01/15/10                                  13,064,343    13,263,574
                                               Tranche C
                                                  4.270% 09/15/04                                     760,569       773,166
                                                  4.300% 09/22/04                                   3,042,274     3,092,664

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
ECOLOGICAL SERVICES & EQUIPMENT
  - (CONTINUED)

   ENVIRONMENTAL SYSTEMS PRODUCTS HOLDINGS     Second Lien
                                                  11.586% 09/30/04                                  2,083,333     2,151,041
                                                  11.680% 10/29/04                                  1,861,111     1,921,597
                                                  11.781% 11/30/04                                    555,556       573,612
                                               ----------------------------------------------------------------------------
                                                                                        ECOLOGICAL SERVICES &
                                                                                              EQUIPMENT TOTAL    21,775,654

ELECTRONICS/ELECTRIC - 3.5%

                   AMI SEMICONDUCTOR, INC.     Term Loan
                                                  4.140% 09/26/08                                     992,500     1,003,666

                  CACI INTERNATIONAL, INC.     Term Loan
                                                  3.630% 09/30/04                                      12,500        12,570
                                                  3.710% 11/09/04                                      12,500        12,571
                                                  3.950% 02/09/05                                   4,962,500     4,990,414

  SEMICONDUCTORS COMPONENTS INDUSTRIES LLC     Term Loan F
                                                  4.375% 08/04/09                                   3,064,619     3,092,071

        TRANSACTION NETWORK SERVICES, INC.     Term Loan
                                                  3.875% 12/31/08                                   3,661,541     3,652,387

                 TRANSFIRST HOLDINGS, INC.     Term Loan C
                                                  9.200% 03/31/11                                   2,250,000     2,255,625

                                 UGS CORP.     Term Loan B
                                                  3.850% 05/27/11                                   3,000,000     3,022,500

                            VERIFONE, INC.     Second Lien Term Loan
                                                  7.680% 12/31/11                                   1,000,000     1,020,000

                          VIASYSTEMS, INC.     Term Loan B
                                                  7.150% 09/30/08                                   4,289,988     4,331,099
                                               ----------------------------------------------------------------------------
                                                                                         ELECTRONICS/ELECTRIC
                                                                                                        TOTAL    23,392,903

EQUIPMENT LEASING - 1.1%

               NATIONAL EQUIPMENT SERVICES     Revolver
                                                  7.000% 08/17/09 (b)                                  80,000        80,400
                                               First Lien Term Loan
                                                  9.500% 08/17/09                                   1,333,333     1,340,000

      UNITED RENTALS (NORTH AMERICA), INC.     Credit Linked Deposit
                                                  3.611% 02/14/11                                   2,723,333     2,765,319
                                               Delayed Draw Term Loan B
                                                  3.890% 09/30/04                                   2,533,333     2,562,783
                                                  4.030% 11/30/04                                     625,417       632,687
                                               ----------------------------------------------------------------------------
                                                                                      EQUIPMENT LEASING TOTAL     7,381,189

FARMING/AGRICULTURE - 1.0%

                                AGCO CORP.     Term Loan
                                                  3.586% 09/30/04                                   1,165,500     1,173,149
                                                  3.590% 10/13/04                                   5,296,667     5,331,429
                                               ----------------------------------------------------------------------------
                                                                                          FARMING/AGRICULTURE
                                                                                                        TOTAL     6,504,578

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
FINANCIAL INTERMEDIARIES - 2.4%

                             CONSECO, INC.     Term Loan
                                                  5.110% 06/22/10                                   9,000,000     9,136,872

         MARINA DISTRICT FINANCE CO., INC.     Term Loan A
                                                  3.410% 09/30/04                                     293,551       295,263
                                                  3.840% 09/30/04                                     267,516       269,076
                                                  3.890% 09/30/04                                   1,400,637     1,408,807
                                                  3.850% 10/04/04                                     735,669       739,960
                                                  3.900% 10/13/04                                     189,067       190,170

                   METRIS COMPANIES., INC.     Term Loan
                                                  10.992% 5/6/07                                    4,000,000     4,150,000
                                               ----------------------------------------------------------------------------
                                                                                     FINANCIAL INTERMEDIARIES
                                                                                                        TOTAL    16,190,148

FOOD/DRUG RETAIL - 1.2%

                       MICHAEL FOODS, INC.     Floater Term Loan
                                                  5.214% 11/20/11                                   3,000,000     3,088,125
                                               Term Loan
                                                  3.964% 11/22/04                                   4,191,920     4,256,765
                                                  4.230% 11/22/04                                     353,535       359,004
                                                  4.240% 11/22/04                                      13,005        13,206
                                                  4.090% 11/26/04                                     404,040       410,290
                                               ----------------------------------------------------------------------------
                                                                                       FOOD/DRUG RETAIL TOTAL     8,127,390

FOOD PRODUCTS - 3.5%

                         BURNS PHILP, INC.     Delayed Drraw Term Loan B
                                                  4.828% 02/20/09                                   6,559,332     6,649,523

                   INTERSTATE BRANDS CORP.     Term Loan B
                                                  5.350% 09/24/04                                     389,873       363,557
                                                  3.336% 09/30/04                                     155,949       145,423
                                                  5.480% 11/22/04                                     389,874       363,557
                                               Term Loan C
                                                  5.086% 09/30/04                                     238,791       222,673
                                                  4.920% 02/14/05                                   2,656,549     2,477,232
                                               Tranche A
                                                  5.230% 11/19/04                                     166,667       155,417
                                                  5.420% 02/25/05                                     458,333       427,395

                           LUIGINO'S, INC.     Term Loan B
                                                  4.313% 09/01/04                                   2,571,429     2,597,144
                                                  4.688% 09/30/04                                   1,917,321     1,936,494

                              MERISANT CO.     Term Loan B
                                                  4.430% 01/11/10                                     791,995       796,252

                      PINNACLE FOODS CORP.     Delayed Draw Term Loan
                                                  4.030% 09/30/04                                      18,000        18,225
                                                  4.200% 12/31/04                                      18,000        18,225
                                                  4.260% 01/04/05                                   7,146,000     7,235,325
                                               ----------------------------------------------------------------------------
                                                                                          FOOD PRODUCTS TOTAL    23,406,442

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
FOOD SERVICES - 0.4%

                     AFC ENTERPRISES, INC.     Term Loan A
                                                  3.938% 09/13/04                                     295,039       291,351
                                                  4.250% 09/14/04                                     295,039       291,350
                                                  4.375% 09/30/04                                     225,494       222,675

                            DOMINO'S, INC.     Term Loan
                                                  3.875% 06/25/10                                   2,115,161     2,151,185
                                               ----------------------------------------------------------------------------
                                                                                          FOOD SERVICES TOTAL     2,956,561

FOREST PRODUCTS - 2.5%

                        RLC INDUSTRIES CO.     Term Loan B
                                                  3.640% 02/26/10                                   8,469,969     8,554,668

                            SOLO CUP, INC.     Term Loan
                                                  4.086% 09/30/04                                   2,980,385     3,014,534
                                                  4.210% 11/01/04                                   3,984,615     4,030,271

                          SP NEWSPRINT CO.     Term Loan
                                                  4.610% 01/08/10                                     350,556       355,376
                                               Term Loan B
                                                  1.579% 01/09/08                                     644,444       654,111
                                               ----------------------------------------------------------------------------
                                                                                        FOREST PRODUCTS TOTAL    16,608,960

HEALTHCARE - 5.4%

                           AMERIPATH, INC.     Term Loan
                                                  4.360% 03/27/10                                   3,220,000     3,244,150

                      COLGATE MEDICAL LTD.     Term Loan B
                                                  4.340% 09/30/04                                     867,045       876,529
                                                  4.340% 09/28/04                                     795,455       804,155

                 CONCENTRA OPERATING CORP.     Term Loan
                                                  4.120% 09/30/04                                       5,774         5,774
                                                  4.260% 11/26/04                                   2,303,896     2,303,896

                              DAVITA, INC.     Term Loan B
                                                  3.160% 09/30/04                                     650,232       656,792
                                                  3.586% 09/30/04                                     650,232       656,792
                                                  3.600% 10/15/04                                     387,112       391,017
                                                  3.740% 11/23/04                                     387,111       391,017
                                                  3.870% 12/31/04                                     650,231       656,792
                                                  3.980% 01/31/05                                     229,400       231,714

                        DJ ORTHOPEDICS LLC     Term Loan
                                                  3.875% 09/30/04                                       9,375         9,482
                                                  3.938% 10/29/04                                     196,875       199,092
                                                  4.250% 01/31/05                                     525,000       530,903

                         HANGER ORTHOPEDIC     Term Loan B
                                                  4.340% 09/30/09                                   1,994,975     1,997,469

                    KINETIC CONCEPTS, INC.     Term Loan B1
                                                  3.590% 08/11/10                                   1,664,992     1,687,885

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
HEALTHCARE - (CONTINUED)

                  KNOWLEDGE LEARNING CORP.     Term Loan B
                                                  4.780% 09/03/04                                     106,383       107,181
                                                  4.880% 09/27/04                                     808,511       814,575
                                                  4.890% 09/30/04                                      42,220        42,536
                                                  6.500% 09/30/04                                   3,936,170     3,965,692

        LEINER HEALTH PRODUCTS GROUP, INC.     Term Loan B
                                                  4.590% 09/30/04                                       7,500         7,594
                                                  4.890% 12/31/04                                   2,992,500     3,029,906

                           MEDASSETS, INC.     Second Lien Term Loan
                                                  11.150% 06/16/08                                    500,000       507,500
                                               Senior Term Loan
                                                  5.900% 09/30/04                                     832,015       838,255
                                                  6.350% 09/30/04                                     107,143       107,947

                               MEDEX, INC.     Term Loan
                                                  4.600% 05/30/09                                   1,980,000     2,002,687

                           MEDPOINTE, INC.     Term Loan B
                                                  6.850% 09/30/04                                       7,079         7,108
                                                  6.950% 11/05/04                                   2,746,800     2,757,960

           PACIFICARE HEALTH SYSTEMS, INC.     Term Loan
                                                  4.100% 09/13/04                                     323,333       327,913
                                                  4.143% 10/13/04                                     333,333       338,056
                                                  4.210% 11/15/04                                     333,334       338,056

                         PERKINELMER, INC.     Term Loan B
                                                  3.600% 09/24/04                                   3,912,088     3,949,578
                                                  5.750% 09/30/04                                      98,504        99,448

                     VICAR OPERATING, INC.     Term Loan E
                                                  3.938% 06/30/09                                   2,493,750     2,531,156
                                               ----------------------------------------------------------------------------
                                                                                             HEALTHCARE TOTAL    36,416,607

HOME FURNISHINGS - 1.3%

                        HOLMES GROUP, INC.     First Lien Term Loan
                                                  4.719% 09/13/04                                     693,182       689,716
                                                  4.850% 09/17/04                                       3,466         3,449
                                                  4.961% 11/19/04                                     689,716       686,267

                              JARDEN CORP.     Term Loan B
                                                  3.836% 04/24/08                                   1,240,625     1,249,154

                       JUNO LIGHTING, INC.     First Lien Term Loan
                                                  4.340% 10/01/04                                   1,927,273     1,956,182
                                                  4.620% 10/01/04                                     909,090       922,727
                                                  6.250% 11/30/04                                      10,682        10,842

                        SEALY MATTRESS CO.     Term Loan C
                                                  4.063% 08/06/12                                   2,866,071     2,898,911
                                               ----------------------------------------------------------------------------
                                                                                       HOME FURNISHINGS TOTAL     8,417,248

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
INDUSTRIAL EQUIPMENT - 1.0%

                                AXIA, INC.     Term Loan B
                                                  5.680% 09/13/04                                     250,000       252,969
                                                  5.890% 09/30/04                                      16,667        16,865
                                                  5.930% 11/12/04                                     233,333       236,104
                                                  5.990% 12/13/04                                     458,333       463,776

                             DRESSER, INC.     Term Loan C
                                                  4.150% 04/10/09                                   1,014,673     1,030,051

                               TEREX CORP.     Incremental Term Loan
                                                  3.890% 11/08/04                                     303,149       307,791
                                                  4.160% 12/07/04                                     359,629       365,136
                                               Term Loan
                                                  3.160% 09/30/04                                   1,625,230     1,647,577
                                                  3.340% 10/29/04                                   1,625,230     1,647,577
                                                  3.781% 11/30/04                                     621,644       630,191
                                               ----------------------------------------------------------------------------
                                                                                   INDUSTRIAL EQUIPMENT TOTAL     6,598,037

LEISURE GOODS/ACTIVITIES/MOVIES - 4.0%

               AMF BOWLING WORLDWIDE, INC.     Term Loan B
                                                  4.150% 09/29/04                                   1,425,926     1,438,849
                                                  4.580% 09/30/04                                   2,037,037     2,055,499
                                                  6.500% 09/30/04                                     122,222       123,330
                                                  4.670% 10/29/04                                   1,208,472     1,219,424
                                                  4.760% 11/26/04                                     692,593       698,870

                     AMSCAN HOLDINGS, INC.     Term Loan
                                                  4.350% 09/14/04                                     907,317       918,658
                                                  4.350% 10/14/04                                     195,122       197,561
                                                  4.591% 01/14/05                                     897,561       908,781

               CNL HOSPITALITY PARTNERS LP     Term Loan
                                                  4.313% 01/03/05                                   2,640,845     2,640,845

         METRO-GOLDWYN-MAYER STUDIOS, INC.     Term Loan B
                                                  4.140% 04/30/11                                   5,000,000     5,024,375

                       REGAL CINEMAS, INC.     Term Loan
                                                  3.881% 11/10/10                                   2,901,591     2,937,861

               SIX FLAGS THEME PARKS, INC.     Term Loan B
                                                  4.040% 06/30/09                                   1,584,525     1,592,943

                  TRUE TEMPER SPORTS, INC.     Term Loan
                                                  3.860% 09/07/04                                     995,000       985,050
                                                  4.210% 11/09/04                                   1,000,000       990,000

                        WARNER MUSIC GROUP     Term Loan B
                                                  4.025% 10/22/04                                   1,250,000     1,267,858
                                                  4.319% 11/30/04                                   2,487,500     2,523,036
                                                  4.531% 11/24/04                                   1,237,500     1,255,179
                                               ----------------------------------------------------------------------------
                                                                              LEISURE GOODS/ACTIVITIES/MOVIES
                                                                                                        TOTAL    26,778,119

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
LODGING & CASINOS - 5.5%

                                     OPBIZ     Term Loan A
                                                  4.800% 08/31/10 (c)                               8,239,367     8,113,498
                                               Term Loan B
                                                  5.975% 08/31/10 (c)                                  19,057        18,766

                     ALLIANCE GAMING CORP.     Term Loan B
                                                  3.788% 09/04/09                                   3,320,269     3,364,539

                   AMERISTAR CASINOS, INC.     Term Loan B1
                                                  3.563% 12/20/06                                     787,505       798,087

                             BORA BORA LLC     Term Loan
                                                  7.070% 12/31/05                                   5,000,000     5,087,500

                         BOYD GAMING CORP.     Term Loan B
                                                  3.350% 09/30/04                                   2,000,000     2,022,188
                                                  3.690% 12/31/04                                   2,000,000     2,022,188

                    GLOBAL CASH ACCESS LLC     Term Loan
                                                  4.390% 03/10/10                                   4,937,500     5,011,562

             GREEN VALLEY RANCH GAMING LLC     Term Loan B
                                                  4.336% 12/22/10                                   3,980,000     4,039,700

               WYNDHAM INTERNATIONAL, INC.     Term Loan I
                                                  6.375% 06/30/06                                   6,639,342     6,505,174
                                               ----------------------------------------------------------------------------
                                                                                      LODGING & CASINOS TOTAL    36,983,202

NONFERROUS METALS/MINERALS - 0.7%

                       CONSOL ENERGY, INC.     Tranche B
                                                  3.990% 06/30/10                                   2,000,000     2,023,750

                  FAIRMOUNT MINERALS, LTD.     First Lien Term Loan
                                                  4.850% 04/07/10                                   2,459,375     2,471,672
                                               ----------------------------------------------------------------------------
                                                                             NONFERROUS METALS/MINERALS TOTAL     4,495,422

OIL & GAS - 5.8%

                            ALON USA, INC.     Term Loan
                                                  10.000% 12/12/08                                  6,000,000     6,180,000

                       ATP OIL & GAS CORP.     First Lien Term loan
                                                  10.500% 09/15/04                                    661,667       678,209
                                                  10.500% 09/30/04                                    666,667       683,334
                                                  10.500% 10/29/04                                    333,333       341,666
                                                  10.500% 01/31/05                                    333,333       341,666
                                               Second Lien Term Loan
                                                  12.000% 09/15/04                                    701,786       819,335
                                                  12.000% 01/31/05                                  4,285,714     5,003,571

                      BELDEN & BLAKE CORP.     Term Loan
                                                  6.000% 06/30/11                                   2,500,000     2,523,437

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
OIL & GAS - (CONTINUED)

                     DYNEGY HOLDINGS, INC.     Term Loan
                                                  5.530% 05/27/10                                   3,000,000     3,057,189

           GETTY PETROLEUM MARKETING, INC.     Term Loan
                                                  4.840% 05/19/10                                   3,000,000     3,049,689

                  LA GRANGE ACQUISITION LP     Term Loan
                                                  4.480% 09/03/04                                     551,724       560,000
                                                  4.640% 09/30/04                                     448,276       455,000

            MAGELLAN MIDSTREAM HOLDINGS LP     Tranche B
                                                  4.650% 06/17/08                                     507,766       515,382

                    PREMCOR REFINING GROUP     Synthetic Tranche Facility
                                                  3.495% 04/13/09                                   1,000,000     1,010,625

                      PRIDE OFFSHORE, INC.     Term Advances
                                                  3.340% 07/07/11                                   3,000,000     3,038,124

                SECUNDA INTERNATIONAL LTD.     Floating Rate Note
                                                  9.780% 09/01/12                                   4,500,000     4,432,500

                    TESORO PETROLEUM CORP.     Fixed Asset Term Loan
                                                  7.100% 04/15/08                                   1,979,950     2,041,206

                   WESTERN REFINING CO. LP     Term Loan B
                                                  5.140% 08/28/08                                   1,920,000     1,948,800

               WILLIAMS PRODUCTION RMT CO.     Term Loan C
                                                  4.100% 05/30/07                                   1,856,297     1,884,915
                                               ----------------------------------------------------------------------------
                                                                                              OIL & GAS TOTAL    38,564,648

PUBLISHING - 3.6%

              ADAMS OUTDOOR ADVERTISING LP     First Lien Term Loan
                                                  3.880% 10/15/11                                   1,500,000     1,518,124

                        DEX MEDIA EAST LLC     Term Loan A
                                                  3.570% 09/09/04                                     895,476       906,296
                                                  3.580% 09/13/04                                     660,749       668,733
                                                  3.600% 09/20/04                                     615,421       622,857
                                                  3.590% 09/30/04                                     895,476       906,296
                                                  3.710% 11/08/04                                   1,119,345     1,132,870
                                                  3.760% 11/26/04                                     727,355       736,144
                                                  3.790% 11/30/04                                     911,894       922,912

                        DEX MEDIA WEST LLC     Term Loan A
                                                  3.570% 09/09/04                                     780,274       790,677
                                                  3.580% 09/13/04                                     361,765       366,588
                                                  3.540% 09/20/04                                     478,804       485,188
                                                  3.590% 09/30/04                                     997,509     1,010,809
                                                  3.580% 10/08/04                                     580,772       588,515
                                                  3.700% 10/26/04                                   1,644,781     1,666,711
                                                  3.680% 11/12/04                                     319,203       323,459
                                                  3.730% 11/19/04                                     545,305       552,576
                                                  3.790% 11/30/04                                     987,755     1,000,925

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
PUBLISHING - (CONTINUED)

                       R.H. DONNELLY, INC.     New Term B-2
                                                  3.630% 09/08/04                                     724,059       733,152
                                                  3.840% 09/08/04                                     160,960       162,981
                                                  3.800% 09/21/04                                     160,960       162,981
                                                  3.810% 09/23/04                                     160,960       162,981
                                                  3.840% 09/30/04                                   1,104,997     1,118,885
                                                  3.860% 10/04/04                                     160,961       162,981
                                                  3.840% 10/12/04                                     482,881       488,950

                               RELIZON CO.     Term Loan
                                                  4.730% 02/20/11                                   1,793,333     1,803,421

               TRANSWESTERN PUBLISHING CO.     First Lien Term Loan
                                                  3.375% 09/30/04                                   1,625,000     1,638,712
                                                  3.875% 09/30/04                                     650,000       655,485
                                                  3.938% 04/26/05                                   2,500,000     2,521,094
                                               ----------------------------------------------------------------------------
                                                                                             PUBLISHING TOTAL    23,811,303

REAL ESTATE INVESTMENT TRUSTS - 0.7%

                     CENTRAL PARKING CORP.     Term Loan B
                                                  4.336% 03/31/10                                   1,626,300     1,647,138

          CRESCENT REAL ESTATE EQUITIES LP     Term Loan
                                                  3.742% 09/01/04                                     519,822       525,833
                                                  3.850% 09/15/04                                   2,038,802     2,062,377
                                                  3.850% 09/20/04                                     318,182       321,861
                                               ----------------------------------------------------------------------------
                                                                         REAL ESTATE INVESTMENTS TRUSTS TOTAL     4,557,209

RETAILERS - 1.3%

                  ADVANCE STORES CO., INC.     Term Loan D
                                                  3.563% 09/07/04                                     131,333       133,016
                                                  3.750% 11/04/04                                     601,944       609,657
                                               Term Loan E
                                                  3.375% 09/07/04                                   1,432,536     1,452,233
                                                  3.563% 09/07/04                                     531,341       538,647
                                                  3.750% 11/04/04                                   1,002,776     1,016,564

                          CH OPERATING LLC     Term Loan
                                                  6.188% 09/30/04                                     206,897       207,414
                                                  6.188% 10/29/04                                   1,137,931     1,140,776

      KEYSTONE AUTOMOTIVE INDUSTRIES, INC.     Term Loan
                                                  6.000% 09/30/04                                      35,875        36,351
                                                  4.669% 12/17/04                                     995,516     1,008,738
                                                  4.671% 02/17/05                                     932,735       945,122

                             RAYOVAC CORP.     Term Loan C
                                                  4.110% 09/23/04                                     548,896       555,185
                                                  4.100% 10/12/04                                     441,640       446,701
                                                  4.211% 11/15/04                                     630,915       638,144
                                               ----------------------------------------------------------------------------
                                                                                              RETAILERS TOTAL     8,728,548

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------     ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
STEEL - 0.9%

                   AMSTED INDUSTRIES, INC.     Term Loan
                                                  5.590% 09/30/04                                     534,706       546,403
                                                  5.600% 09/30/04                                     141,176       144,264
                                                  5.710% 11/01/04                                   2,294,118     2,344,302

                THE TECHS INDUSTRIES, INC.     Term Loan
                                                  3.890% 01/14/10                                   2,962,500     2,969,906
                                               ----------------------------------------------------------------------------
                                                                                                  STEEL TOTAL     6,004,875

SURFACE TRANSPORT - 3.3%

                   COMCAR INDUSTRIES, INC.     Term Loan B
                                                  6.610% 09/20/04                                   2,850,000     2,835,750
                                                  6.615% 09/24/04                                     120,000       119,400
                                                  8.000% 11/01/04                                      15,000        14,925

                  LAIDLAW INVESTMENTS LTD.     Term Loan B
                                                  5.500% 06/19/09                                   6,198,750     6,303,354

                 PACER INTERNATIONAL, INC.     Term Loan
                                                  4.063% 09/15/04                                      39,216        39,780
                                                  4.188% 09/16/04                                      47,059        47,735
                                                  4.063% 11/12/04                                     286,216       290,330
                                                  4.438% 12/15/04                                     113,784       115,420
                                                  4.063% 04/14/05                                     215,686       218,786

               QUALITY DISTRIBUTIONS, INC.     PF Letters of Credit
                                                  1.000% 11/13/09                                   1,000,000       995,000
                                               Term Loan
                                                  4.640% 09/30/04                                     154,343       153,571
                                                  4.600% 10/15/04                                   4,833,094     4,808,929

                   TRANSPORT INDUSTRIES LP     Term Loan B
                                                  5.563% 06/13/10                                   3,000,000     3,005,625

                                 TTI, INC.     Term Loan
                                                  5.400% 09/30/04                                      42,957        43,315
                                                  4.985% 10/18/04                                   1,267,217     1,277,777
                                                  5.360% 10/18/04                                   1,153,651     1,163,264

                      YELLOW ROADWAY CORP.     Credit Linked Certificate of Deposit
                                                  1.499% 06/11/08                                     545,455       550,398
                                               Initial Term Loan
                                                  5.250% 06/11/08                                     194,805       196,571
                                               ----------------------------------------------------------------------------
                                                                                      SURFACE TRANSPORT TOTAL    22,179,930

TELECOMMUNICATIONS/CELLULAR - 5.5%

                        AIRGATES PCS, INC.     Tranche 1
                                                  5.375% 09/30/04                                     545,045       543,683
                                                  5.438% 11/30/04                                      19,089        19,041

                                               Tranche 2
                                                  5.438% 09/30/04                                     195,612       195,123
                                                  5.125% 10/25/04                                     333,623       332,789

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
--------------------------------------------   ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
TELECOMMUNICATIONS/CELLULAR - (CONTINUED)

                                                  5.625% 12/15/04                                     200,174       199,673
                                                  5.625% 12/31/04                                     200,174       199,673
                                                  5.750% 01/04/05                                   1,000,870       998,368
                                                  5.750% 02/09/05                                     600,521       599,020
                                                  5.750% 02/28/05                                   5,488,848     5,475,126

                           AMERICAN TOWER LP   Term Loan B
                                                  3.880% 08/31/11                                   2,000,000     2,030,312

           CONSOLIDATED COMMUNICATIONS, INC.   Term Loan B
                                                  4.336% 09/30/04                                   1,666,667     1,689,584
                                                  4.350% 09/30/04                                   2,261,905     2,293,006
                                                  4.480% 11/19/04                                   3,571,428     3,620,535

             NEXTEL PARTNERS OPERATING CORP.   Term Loan C
                                                  4.313% 05/31/11                                   6,800,000     6,896,050

                                 QWEST CORP.   Term Loan A
                                                  6.500% 06/30/07                                   5,000,000     5,173,750

                      WESTERN WIRELESS CORP.   Term Loan B
                                                  4.530% 09/07/04                                   3,538,461     3,592,171
                                                  4.600% 10/05/04                                   1,230,769     1,249,451
                                                  4.630% 10/21/04                                     615,385       624,726
                                                  4.670% 10/28/04                                     615,385       624,726
                                               ----------------------------------------------------------------------------
                                                                            TELECOMMUNICATIONS/CELLULAR TOTAL    36,667,659

TELECOMMUNICATIONS/COMBINATION - 1.4%

ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.   Term Loan
                                                  4.875% 02/14/09                                   1,741,250     1,759,025

           CENTENNIAL CELLULAR OPERATING CO.   Tranche B
                                                  3.910% 09/30/04                                   6,875,000     6,899,172
                                                  4.338% 11/30/04                                     312,500       313,599
                                                  4.531% 11/30/04                                     275,000       275,967
                                               ----------------------------------------------------------------------------
                                                                         TELECOMMUNICATIONS/COMBINATION TOTAL     9,247,763

TELECOMMUNICATIONS/WIRELESS - 0.2%

               DOBSON CELLULAR SYSTEMS, INC.   Revolver
                                                  5.100% 10/21/09                                     233,333       223,417

            SPECTRASITE COMMUNICATIONS, INC.   Incremental Term Loan
                                                  3.930% 12/31/07                                   1,118,866     1,135,649
                                               ----------------------------------------------------------------------------
                                                                            TELECOMMUNICATIONS/WIRELESS TOTAL     1,359,066

TELECOMMUNICATIONS/WIRELINE - 0.7%

 VALOR TELECOMMUNICATIONS ENTERPRISES II LLC   Term Loan A
                                                  4.080% 09/10/04                                   1,471,927     1,476,527
                                                  4.140% 09/30/04                                     639,971       641,971
                                               Term Loan B
                                                  5.330% 09/10/04                                   1,097,905     1,104,767
                                                  5.390% 09/30/04                                   1,232,793     1,240,498
                                               ----------------------------------------------------------------------------
                                                                            TELECOMMUNICATIONS/WIRELINE TOTAL     4,463,763

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
--------------------------------------------   ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
UTILITIES - 9.5%
               ALLEGHENY ENERGY SUPPLY CO.     Term Loan C
                                                  5.830% 09/30/04                                     109,375       111,278
                                                  5.640% 11/10/04                                   5,500,000     5,595,677
                                                  6.190% 02/07/05                                     625,000       635,873

      CALPINE CONSTRUCTION FINANCE CO., LP     Term Loan
                                                  7.625% 08/26/09                                   4,974,874     5,328,090

                             CALPINE CORP.     Second Lien
                                                  7.350% 07/16/07                                   6,633,000     5,638,050

                  CENTERPOINT ENERGY, INC.     Term Loan
                                                  4.723% 10/07/06                                   4,959,459     4,983,637

                         INFRASOURCE, INC.     Term Loan
                                                  4.590% 09/30/10                                   3,272,961     3,248,413

                    MIDWEST GENERATION LLC     Term Loan
                                                  4.850% 10/01/04                                     742,500       752,709
                                                  4.890% 10/01/04                                     750,000       760,313
                                                  4.570% 10/27/04                                   1,500,000     1,520,625

                MISSION ENERGY HOLDING CO.     Term Loan
                                                  7.000% 09/01/04                                     875,000       879,375
                                                  7.000% 12/10/04                                     875,000       879,375
                                               Term Loan B
                                                  9.110% 07/02/06                                   7,032,467     7,401,672

                        NORTHWESTERN CORP.     Term Loan
                                                  7.100% 12/01/06                                   2,462,500     2,493,282

                          NRG ENERGY, INC.     Credit Linked Deposit
                                                  5.500% 06/23/10                                     416,667       430,729
                                               Term Loan
                                                  5.559% 06/23/10                                     738,363       763,467

                                 NUI CORP.     Closing Date Term Loan
                                                  6.559% 11/23/04                                   1,438,424     1,443,818
                                               Term Loan
                                                  8.000% 11/23/04                                   7,335,963     7,363,473

                    ORION POWER MIDWEST LP     Term Loan
                                                  4.610% 09/07/04                                   1,823,283     1,824,423
                                                  4.780% 09/07/04                                      97,242        97,303
                                                  4.890% 09/30/04                                   3,047,136     3,049,040

               RIVERSIDE ENERGY CENTER LLC     Term Loan
                                                  6.020% 06/24/11                                   2,785,336     2,813,190

          ROCKY MOUNTAIN ENERGY CENTER LLC     Credit-Linked Deposit
                                                  6.020% 06/24/11                                     212,396       214,520
                                               Term Loan
                                                  6.020% 06/24/11                                   2,002,268     2,022,290

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
--------------------------------------------   ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a)
  - (CONTINUED)
UTILITIES - (CONTINUED)

                     TNP ENTERPRISES, INC.     Term Loan
                                                  6.725% 12/31/06                                   2,970,000     3,025,688
                                               ----------------------------------------------------------------------------
                                                                                              UTILITIES TOTAL    63,276,310

                                               TOTAL VARIABLE RATE SENIOR
                                                 LOAN INTERESTS
                                               (COST OF $697,958,321)                                           705,614,672

SENIOR NOTES - 0.1%
TELECOMMUNICATIONS/WIRELESS - 0.1%
              CRICKET COMMUNICATIONS, INC.     Senior Secured Note
                                                  1.000% 08/16/10                                     460,200       542,461
                                               ----------------------------------------------------------------------------
                                                                            TELECOMMUNICATIONS/WIRELESS TOTAL       542,461

                                               TOTAL SENIOR NOTES
                                               (COST OF $0)                                                         542,461

                                                                                                       SHARES
                                               ----------------------------------------------------------------------------
COMMON STOCKS ( D) - 0.5%
BUSINESS SERVICES - 0.0%

                     NATG HOLDINGS LLC (c)                                                             40,800            --
                                               ----------------------------------------------------------------------------
                                                                                      BUSINESS SERVICES TOTAL            --

DIVERSIFIED MANUFACTURING - 0.1%

                    SUPERIOR TELECOM, INC.                                                             47,459       630,730
                                               ----------------------------------------------------------------------------
                                                                              DIVERSIFIED MANUFACTURING TOTAL       630,730

HEALTHCARE - 0.1%

                SUN HEALTHCARE GROUP, INC.                                                             84,117       723,406
                                               ----------------------------------------------------------------------------
                                                                                             HEALTHCARE TOTAL       723,406

TELECOMMUNICATIONS/WIRELESS - 0.3%

         LEAP WIRELESS INTERNATIONAL, INC.                                                             76,137     2,105,188
                                               ----------------------------------------------------------------------------
                                                                            TELECOMMUNICATIONS/WIRELESS TOTAL     2,105,188

                                               TOTAL COMMON STOCKS
                                               (COST OF $4,001,785)                                               3,459,324

                                 See accompanying Notes to Financial Statements.

                                                                                                       SHARES     VALUE ($)
--------------------------------------------   ----------------------------------------------------------------------------
PREFERRED STOCKS - 0.0%
DIVERSIFIED MANUFACTURING - 0.0%

                SUPERIOR TELECOM, INC. (c)                                                             14,382        14,382
                                               ----------------------------------------------------------------------------
                                                                              DIVERSIFIED MANUFACTURING TOTAL        14,382

                                               TOTAL PREFERRED STOCKS
                                               (COST OF $14,382)                                                     14,382

                                                                                                       PAR($)
--------------------------------------------   ----------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 7.1%

                                               Repurchase agreement with
                                               State Street Bank & Trust
                                               Co., dated 08/31/04 due
                                               09/01/04 at 1.490%,
                                               collateralized by a U.S.
                                               Treasury Note maturing
                                               08/15/05, market value of
                                               $48,430,525 (repurchase
                                               proceeds $47,480,965)
                                               (cost of $47,479,000)                               47,479,000    47,479,000

                                               TOTAL INVESTMENTS - 113.3%
                                               (COST OF $749,453,488)(e)                                        757,109,839

                                               OTHER ASSETS & LIABILITIES, NET - (13.3)%                        (88,535,492)

                                               NET ASSETS - 100.0%                                              668,574,347

     NOTES TO INVESTMENT PORTFOLIO:

(a) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
(b)  Additional unfunded commitment, see note 8.
(c) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(d)  Non-income producing security.
(e)  Cost for federal income tax purposes is $749,814,616.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2004                            HIGHLAND FLOATING RATE ADVANTAGE FUND

                                                                                                                           ($)
-----------------------------------       ------------------------------------------------------------------------------------
                             ASSETS        Investments, at cost                                                    749,453,488
                                                                                                                --------------
                                           Investments, at value                                                   757,109,839
                                           Cash                                                                            756
                                           Receivable for:
                                            Investments sold                                                           314,013
                                            Fund shares sold                                                         4,436,619
                                            Interest and fees                                                        3,791,986
                                           Expense reimbursement due from Investment Advisor                           209,953
                                           Deferred Trustees' compensation plan                                          5,055
                                                                                                                --------------
                                              Total Assets                                                         765,868,221

                        LIABILITIES        Deferred facility fees                                                      253,923
                                           Payable for:
                                            Distributions                                                              818,137
                                            Investment advisory fee                                                    283,452
                                            Administration fee                                                         126,297
                                            Transfer agent fee                                                          81,579
                                            Pricing and bookkeeping fees                                                66,927
                                            Trustees' fees                                                                 108
                                            Custody fee                                                                  7,717
                                            Distribution and service fees                                              332,901
                                            Interest expense                                                           134,092
                                           Deferred Trustees' fees                                                       5,055
                                           Other liabilities                                                           183,686
                                           Notes payable                                                            95,000,000
                                                                                                                --------------
                                              Total Liabilities                                                     97,293,874

                                                                                                    NET ASSETS     668,574,347

          COMPOSITION OF NET ASSETS        Paid-in capital                                                         664,492,387
                                           Overdistributed net investment income                                     (215,539)
                                           Accumulated net realized loss                                           (3,358,852)
                                           Net unrealized appreciation on investments                                7,656,351
                                                                                                                --------------

                                                                                                    NET ASSETS     668,574,347

                            CLASS A        Net assets                                                              212,204,568
                                           Shares outstanding                                                       17,564,848
                                           Net asset value per share                                                     12.08(a)
                                           Maximum offering price per share ($12.08/0.9650)                              12.52(b)

                            CLASS B        Net assets                                                              124,589,114
                                           Shares outstanding                                                       10,312,802
                                           Net asset value and offering price per share                                  12.08(a)

                            CLASS C        Net assets                                                              278,731,246
                                           Shares outstanding                                                       23,071,027
                                           Net asset value and offering price per share                                  12.08(a)

                            CLASS Z        Net assets                                                               53,049,419
                                           Shares outstanding                                                        4,390,867
                                           Net asset value, offering and redemption price per share                   12.08

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $100,000 or more the offering price is reduced.

                                 See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2004

                                                                                                                           ($)
---------------------------------------        -------------------------------------------------------------------------------
                      INVESTMENT INCOME        Interest                                                             28,141,699
                                               Dividends                                                                44,246
                                               Facility and other fees                                               2,135,656
                                                                                                                --------------
                                                   Total Investment Income                                          30,321,601

                               EXPENSES        Investment advisory fee                                               2,582,639
                                               Administration fee                                                    1,149,451
                                               Distribution fee:
                                                   Class A                                                             153,121
                                                   Class B                                                             473,453
                                                   Class C                                                           1,116,380
                                               Service fee:
                                                   Class A                                                             382,802
                                                   Class B                                                             263,030
                                                   Class C                                                             465,158
                                               Transfer agent fee                                                      670,412
                                               Pricing and bookkeeping fees                                            294,159
                                               Trustees' fees                                                           16,417
                                               Custody fee                                                              30,582
                                               Other expenses                                                          523,679
                                                                                                                --------------
                                                   Total Operating Expenses                                          8,121,283
                                               Interest expense                                                      1,219,796
                                               Commitment fee                                                          664,440
                                                                                                                --------------
                                                   Total Expenses                                                   10,005,519
                                               Fees and expenses waived or reimbursed by
                                                   Investment Advisor                                                 (830,065)
                                               Custody earnings credit                                                    (514)
                                                                                                                --------------
                                                   Net Expenses                                                      9,174,940
                                                                                                                --------------
                                               Net Investment Income                                                21,146,661

NET REALIZED AND UNREALIZED GAIN (LOSS)
                         ON INVESTMENTS        Net realized gain on investments                                      9,871,654
                                               Net change in unrealized
                                                   appreciation/depreciation
                                                   on investments                                                   16,802,971
                                                                                                                --------------
                                               Net Gain                                                             26,674,625
                                                                                                                --------------
                                               Net Increase in Net Assets
                                                   from Operations                                                  47,821,286

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                          YEAR ENDED AUGUST 31                                     2004 ($)           2003 ($)
--------------------------------------    ------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

                            OPERATIONS    Net investment income                                  21,146,661         14,268,045
                                          Net realized gain (loss) on investments                 9,871,654         (4,458,140)
                                          Net change in unrealized appreciation/depreciation
                                           on investments                                        16,802,971         16,553,299
                                                                                               -------------------------------
                                          Net Increase from Operations                           47,821,286         26,363,204

DISTRIBUTIONS DECLARED TO SHAREHOLDERS    From net investment income:
                                           Class A                                               (7,362,637)        (4,987,877)
                                           Class B                                               (4,785,071)        (4,852,868)
                                           Class C                                               (7,927,327)        (4,288,202)
                                           Class Z                                               (1,318,999)           (60,225)
                                                                                               -------------------------------
                                          Total Distributions Declared to Shareholders          (21,394,034)       (14,189,172)

                    SHARE TRANSACTIONS    Class A:
                                           Subscriptions                                        155,278,295         26,844,332
                                           Distributions reinvested                               4,387,935          3,108,790
                                           Redemptions                                          (41,293,262)       (18,545,181)
                                                                                               -------------------------------
                                             Net Increase                                       118,372,968         11,407,941
                                          Class B:
                                           Subscriptions                                         55,799,014         15,460,982
                                           Distributions reinvested                               2,714,846          2,841,144
                                           Redemptions                                          (17,134,851)       (14,388,694)
                                                                                               -------------------------------
                                             Net Increase                                        41,379,009          3,913,432
                                          Class C:
                                           Subscriptions                                        208,181,539         31,262,179
                                           Distributions reinvested                               5,151,429          2,853,491
                                           Redemptions                                          (24,993,138)       (19,111,456)
                                                                                               -------------------------------
                                             Net Increase                                       188,339,830         15,004,214
                                          Class Z:
                                           Subscriptions                                         50,799,735          4,975,535
                                           Distributions reinvested                                 465,119              2,309
                                           Redemptions                                           (4,503,807)           (23,102)
                                                                                               -------------------------------
                                             Net Increase                                        46,761,047          4,954,742
                                           Net Increase from Share
                                             Transactions                                       394,852,854         35,280,329
                                                                                               -------------------------------
                                               Total Increase in Net Assets                     421,280,106         47,454,361

                            NET ASSETS    Beginning of period                                   247,294,241        199,839,880
                                          End of period (including overdistributed net
                                           investment income of $(215,539) and $(59,212),
                                           respectively)                                        668,574,347        247,294,241

                                 See accompanying Notes to Financial Statements.

                                          YEAR ENDED AUGUST 31                                     2004 ($)           2003 ($)
--------------------------------------    ------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

                     CHANGES IN SHARES    Class A:
                                           Subscriptions                                         13,068,545          2,421,540
                                           Issued for distributions reinvested                      368,106            294,027
                                           Redemptions                                           (3,460,892)        (1,778,375)
                                                                                               -------------------------------
                                             Net Increase                                         9,975,759            937,192
                                          Class B:
                                           Subscriptions                                          4,712,112          1,412,670
                                           Issued for distributions reinvested                      228,200            268,398
                                           Redemptions                                           (1,433,835)        (1,376,098)
                                                                                               -------------------------------
                                             Net Increase                                         3,506,477            304,970
                                          Class C:
                                           Subscriptions                                         17,547,735          2,837,998
                                           Issued for distributions reinvested                      431,547            269,627
                                           Redemptions                                           (2,088,151)        (1,823,827)
                                                                                               -------------------------------
                                             Net Increase                                        15,891,131          1,283,798
                                          Class Z:
                                           Subscriptions                                          4,267,378            449,963
                                           Issued for distributions reinvested                       38,768                210
                                           Redemptions                                             (376,712)            (2,073)
                                                                                               -------------------------------
                                             Net Increase                                         3,929,434            448,100

See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

                                                                                                                 YEAR ENDED
                                                                                                        AUGUST 31, 2004 ($)
----------------------------------------------    -------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH

      CASH FLOWS USED FOR OPERATING ACTIVITIES    Net investment income                                          21,146,661

ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME    Purchase of investment securities                            (968,665,713)
     TO NET CASH USED FOR OPERATING ACTIVITIES    Proceeds from disposition of investment securities            568,377,752
                                                  Purchase of short-term portfolio investments, net             (27,716,000)
                                                  Increase in interest and fees receivable                       (2,062,289)
                                                  Increase in receivable for expense reimbursement                 (209,953)
                                                  Decrease in receivable for investments sold                       780,365
                                                  Decrease in other assets                                            2,196
                                                  Decrease in deferred facility fees                                (69,713)
                                                  Increase in payable for accrued expenses                          456,921
                                                  Net amortization of premium (discount)                         (2,066,647)
                                                  Decrease in payable for investments purchased                     (60,571)
                                                  Decrease in payable for expense reimbursement                     (37,094)
                                                  Increase in other liabilities                                      75,014
                                                                                                        -------------------
                                                  Net cash used for operating activities                       (410,049,071)

          CASH FLOWS FROM FINANCING ACTIVITIES    Increase in notes payable                                      35,500,000
                                                  Increase in interest payable                                       60,654
                                                  Proceeds from shares sold                                     470,741,466
                                                  Payment of shares redeemed                                    (87,925,058)
                                                  Distributions paid in cash                                     (8,327,728)
                                                                                                        -------------------
                                                  Net cash flows from financing activities                      410,049,334
                                                                                                        -------------------
                                                  Net increase in cash                                                  263
                                                                                                        -------------------
                                          CASH    Cash at beginning of the year                                         493
                                                                                                        -------------------
                                                  Cash at end of the year                                               756

                                 See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2004                            HIGHLAND FLOATING RATE ADVANTAGE FUND

NOTE 1. ORGANIZATION

Highland Floating Rate Advantage Fund (the "Fund"), formerly Columbia Floating Rate Advantage Fund, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

Effective October 13, 2003, the Fund changed its name from Liberty Floating Rate Advantage Fund to Columbia Floating Rate Advantage Fund.

Effective October 18, 2004, Columbia Floating Rate Advantage Fund was renamed Highland Floating Rate Advantage Fund.

INVESTMENT GOAL

The Fund seeks to provide a high level of current income consistent with preservation of capital.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 3.50% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% early withdrawal charge on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum early withdrawal charge of 3.25% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% early withdrawal charge on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

The value of the Portfolio is determined in accordance with guidelines established and periodically reviewed by the Board of Trustees. Senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. The prices provided by these principal market makers may differ from the value that would be realized if the loans were sold and the difference could be material to the financial statements. In the absence of actual market values, the senior loans will be valued at fair value, which is intended to approximate market value, pursuant to procedures approved by the Board of Trustees. In determining fair value, the following factors, among others, will be considered on an on-going basis: (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such senior loan interests; and (iii) recent prices in the market for instruments of similar quality, rate and interest rate redeterminiation period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a senior loan may differ significantly from the value that would have been used had there been market activity for that senior loan interest.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Facility fees received are treated as market discounts. Unamortized facility fees are reflected as deferred fees on the Statement of Assets and Liabilities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

STATEMENT OF CASH FLOWS

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund's Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2004, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

   OVERDISTRIBUTED             ACCUMULATED
   NET INVESTMENT             NET REALIZED                PAID-IN
       INCOME                     LOSS                    CAPITAL
----------------------------------------------------------------------
      $ 91,046                 $ (91,045)                  $ (1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                                      AUGUST 31,          AUGUST 31,
                                         2004                2003
------------------------------------------------------------------------
 Distributions paid from:
    Ordinary Income*                 $ 21,394,034        $ 14,189,172
    Long-Term Capital Gains                    --                  --

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED            UNDISTRIBUTED
      ORDINARY                 LONG-TERM               NET UNREALIZED
       INCOME                CAPITAL GAINS              APPRECIATION*
--------------------------------------------------------------------------
     $ 843,934                    $ --                      $ 7,295,223

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

    Unrealized appreciation                            $  45,460,523
    Unrealized depreciation                              (38,165,300)
                                                       -------------
     Net unrealized appreciation                       $   7,295,223

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               YEAR OF                     CAPITAL LOSS
             EXPIRATION                    CARRYFORWARD
--------------------------------------------------------------------------------
                2011                       $ 3,234,575

Capital loss carryforwards of $2,420,026 were utilized during the year ended August 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Effective April 15, 2004, Highland Capital Management, L.P. ("Highland") is the investment advisor to the Fund. Prior to April 15, 2004, Columbia Management Advisors, Inc. ("Columbia") was the investment advisor to the Fund. Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), however effective April 1, 2004, FleetBoston, including the Funds' investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The change in investment advisor will not impact the Fund's investment strategy.

INVESTMENT ADVISORY FEE

Highland receives a monthly investment advisory fee based on the Portfolio's average daily managed net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS                ANNUAL FEE RATE
--------------------------------------------------------------------------------
          First $1 billion                        0.45%
          Next $1 billion                         0.40%
          Over $2 billion                         0.35%

For the period November 1, 2003 through April 14, 2004, Columbia received a monthly investment advisory fee based on the same fee schedule. Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.45% of the Fund's average daily managed net assets.

For the year ended August 31, 2004, the Fund's effective investment advisory fee rate was 0.45%.

ADMINISTRATION FEES

During the year ended August 31, 2004, Columbia provided administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily managed net assets.

Effective October 18, 2004, Highland replaced Columbia to provide administrative services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily managed assets. Also effective October 18, 2004, under a separate agreement, Highland has delegated certain administrative functions to PFPC, Inc. ("PFPC"). PFPC receives from Highland a fee at the annual rate of 0.01% of the Fund's average daily managed assets.

PRICING AND BOOKKEEPING FEES

During the year ended August 31, 2004, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia delegated those functions to State Street Corporation ("State Street"). As a result, Columbia paid the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia received from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee. The additional fee rate was calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also paid additional fees for pricing services based on the number of securities held by the Fund. For the year ended August 31, 2004, the Fund's effective pricing and bookkeeping fee rates, inclusive of out-of-pocket expenses, was 0.062%

Effective October 18, 2004, the pricing and bookkeeping agreement with Columbia was terminated, and the Fund entered into a new agreement with PFPC to provide accounting services.

TRANSFER AGENT FEE

During the year ended August 31, 2004, Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provided shareholder services to the Fund. For such services, the Transfer Agent received a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the year ended August 31, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.14%.

Effective October 18, 2004, PFPC replaced Columbia Funds Services, Inc., to provide shareholder services to the Fund.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Effective April 15, 2004, PFPC Distributors, Inc. replaced Columbia Funds Distributor, Inc. ("CFDI"), an affiliate of Columbia, as the principal underwriter of the Fund, in connection with the change in investment advisor. For the period September 1, 2003 to April 15, 2004, CFDI retained net underwriting discounts of $71,053 on sales of the Fund's Class A shares and received early withdrawal charges ("EWC") of $61,419, $218,781 and $78,661 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The EWC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Highland has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of investment advisory fees, administration fees, distribution and service fees, brokerage commissions, interest, facility fees, taxes and extraordinary expenses, if any) exceed 0.15% annually of the Fund's average daily managed net assets. This arrangement may be revised or discontinued by Highland at any time. Prior to April 15, 2004, Columbia voluntarily waived fees and reimbursed certain expenses of the Fund based on the same fee structure.

CUSTODY CREDITS

During the year ended August 31, 2004, the Fund had an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Effective October 18, 2004, the agreement with its former custodian bank was terminated.

FEES PAID TO OFFICERS AND TRUSTEES

Effective August 5, 2004, new officers of the Fund were elected. The Fund pays no compensation to these officers, all of whom are employees of Highland. Prior to this date, all of the Fund's officers were employees of Columbia or its affiliates. The Fund's previous officers also received no compensation from the Fund.

Effective July 30, 2004, the shareholders of the Fund voted to elect a new Board of Trustees in connection with the change in Investment Advisor. Each Trustee of the Fund is paid a flat rate fee of $20,000 per year for services provided as a Board member of the Fund.

Prior to July 30, 2004, the previous Trustees of the Fund participated in a deferred compensation plan. Any continuing obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provided certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended August 31, 2004, the Fund paid $1,704 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended August 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $968,665,713 and $568,377,752, respectively.

NOTE 6. TENDER OF SHARES

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15th day of February, May, August and November of each year, or the next business day if the 15th is not a business day, as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. The Fund may repurchase an additional amount of shares up to 2% of the shares outstanding on the Repurchase Request Deadline if the shareholders' offer for repurchase exceeds the Repurchase Offer Amount. For the year ended August 31, 2004, there were four tender offers in November, February, May and August. For each tender, the Fund offered to repurchase 10%, 25%, 15% and 25%, respectively, of its shares, and 4.59%, 3.03%, 4.13% and 4.98%, respectively, of shares outstanding were tendered.

NOTE 7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of Variable Rate Senior Loan interests to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry.

At August 31, 2004, the following sets forth the selling participants with respect to interests in senior loans purchased by the Fund on a participation basis.

                                           PRINCIPAL
SELLING PARTICIPANT                         AMOUNT               VALUE
--------------------------------------------------------------------------------
Citibank:
  CSC Holdings, Inc.
      Revolver                            $ 2,337,500         $ 2,379,180
CSFB:
  Quality Distributions, Inc.
      PF Letters of Credit                  1,000,000             995,000

NOTE 8. UNFUNDED LOAN COMMITMENTS

As of August 31, 2004, the Fund had unfunded loan commitments of $6,822,849, which could be extended at the option of the Borrower, pursuant to the following loan agreements:

                                                                    UNFUNDED
BORROWER                                                           COMMITMENT
--------------------------------------------------------------------------------
CSC Holdings, Inc.                                              $    593,750
Dobson Cellular Systems, Inc.                                      1,016,667
Federal-Mogul Corp.                                                  125,765
National Equipment Service - Revolver                                586,667
Vought Aircraft Industries, Inc. - Revolver                        4,500,000
                                                                ------------
                                                                $  6,822,849

NOTE 9. LOAN AGREEMENT

At August 31, 2004, the Fund had one term loan outstanding with Citicorp North America, Inc., totaling $95,000,000, which bore interest at 1.67% per annum, due October 18, 2004. The Fund could borrow up to $150,000,000. The average daily loan balance was $104,195,915 at a weighted average interest rate of 1.19%. The Fund was required to maintain certain asset coverage with respect to the loan.

Effective October 18, 2004, the Fund entered into a new $300,000,000 loan agreement replacing the previous agreement. The Fund is required to maintain certain asset coverage with respect to amounts outstanding under the agreement.

NOTE 10. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NON-PAYMENT RISK

Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund/Portfolio.

CREDIT RISK

Securities rated below investment grade are commonly referred to as high-yield, high risk or "junk debt". They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Investments in high-yield Senior Loans may result in greater net asset value fluctuation than if the Fund/Portfolio did not make such investments.

LEGAL PROCEEDINGS

Columbia, CFDI, certain of their affiliates and the Fund (collectively, "the Columbia Group"), have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. In a separate agreement with the NYAG, the Columbia Group and its affiliate Bank of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund.

In connection with the events described in detail above, various parties have filed suit against certain funds (including the Fund), their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia fund and affiliated entities and the Fund have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds and the Fund have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, and that the likelihood they will have a material adverse impact on any fund is remote.

FINANCIAL HIGHLIGHTS
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                 PERIOD ENDED
                                                                   YEAR ENDED AUGUST 31,                           AUGUST 31,
CLASS A SHARES                                    2004             2003             2002                2001          2000(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   11.22        $   10.48        $   11.74           $   12.09        $   12.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.56(b)          0.81(b)          0.83(b)(c)          1.10(b)          0.64
Net realized and unrealized gain (loss)
on investments                                    0.89             0.74            (1.26)(c)           (0.32)            0.07
                                             ---------        ---------        ---------           ---------        ---------
Total from Investment Operations                  1.45             1.55            (0.43)               0.78             0.71

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                       (0.59)           (0.81)           (0.83)              (1.13)           (0.62)
From net realized gains                             --               --               --                  --(d)            --
                                             ---------        ---------        ---------           ---------        ---------
Total Distributions Declared
to Shareholders                                  (0.59)           (0.81)           (0.83)              (1.13)           (0.62)

NET ASSET VALUE, END OF PERIOD               $   12.08        $   11.22        $   10.48           $   11.74        $   12.09
Total return (e) (f)                             13.14%           15.55%           (3.88)%              6.71%            6.04%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:
Operating expenses (h)                            1.29%            1.38%            1.38%               1.37%            1.01%(i)
Interest and commitment fees expenses             0.40%            0.73%            0.99%               2.04%            1.91%(i)
Net expenses (h)                                  1.69%            2.11%            2.37%               3.41%            2.92%(i)
Net investment income (h)                         4.73%            7.67%            7.25%(c)            9.24%            9.49%(i)
Waiver/reimbursement                              0.18%            0.36%            0.32%               0.32%            1.41%(i)
Portfolio turnover rate                            110%              90%              98%                 65%               8%(g)
Net assets, end of period (000's)            $ 212,205        $  85,166        $  69,733           $ 108,399        $  54,402

(a)  The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                                                                                                                 PERIOD ENDED
                                                                   YEAR ENDED AUGUST 31,                           AUGUST 31,
CLASS B SHARES                                    2004             2003             2002                2001          2000(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   11.22        $   10.48        $   11.74           $   12.07        $   12.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.53(b)          0.78(b)          0.78(b)(c)          1.05(b)          0.62
Net realized and unrealized gain (loss)
on investments                                    0.88             0.73            (1.25)(c)           (0.30)            0.05
                                             ---------        ---------        ---------           ---------        ---------
Total from Investment Operations                  1.41             1.51            (0.47)               0.75             0.67

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                       (0.55)           (0.77)           (0.79)              (1.08)           (0.60)
From net realized gains                             --               --               --                  --(d)            --
                                             ---------        ---------        ---------           ---------        ---------
Total Distributions Declared
to Shareholders                                  (0.55)           (0.77)           (0.79)              (1.08)           (0.60)

NET ASSET VALUE, END OF PERIOD               $   12.08        $   11.22        $   10.48           $   11.74        $   12.07
Total return (e) (f)                             12.75%           15.16%           (4.22)%              6.52%            5.69%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:
Operating expenses (h)                            1.64%            1.73%            1.73%               1.72%            1.36%(i)
Interest and commitment fees expenses             0.40%            0.73%            0.99%               2.04%            1.91%(i)
Net expenses (h)                                  2.04%            2.46%            2.72%               3.76%            3.27%(i)
Net investment income (h)                         4.50%            7.34%            6.90%(c)            8.89%            9.14%(i)
Waiver/reimbursement                              0.18%            0.36%            0.32%               0.32%            1.41%(i)
Portfolio turnover rate                            110%              90%              98%                 65%               8%(g)
Net assets, end of period (000's)            $ 124,589        $  76,379        $  68,157           $  80,609        $  19,964

(a)  The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01.
(i)  Annualized.

                                                                                                                 PERIOD ENDED
                                                                   YEAR ENDED AUGUST 31,                           AUGUST 31,
CLASS C SHARES                                    2004             2003             2002                2001          2000(a)
-----------------------------------------------------------------------------------------------------------------------------
                                             $   11.22        $   10.48        $   11.74           $   12.07        $   12.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.50(b)          0.76(b)          0.76(b)(c)          1.03(b)          0.61
Net realized and unrealized gain (loss)
on investments                                    0.89             0.74            (1.25)(c)           (0.30)            0.05
                                             ---------        ---------        ---------           ---------        ---------
Total from Investment Operations                  1.39             1.50            (0.49)               0.73             0.66

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                       (0.53)           (0.76)           (0.77)              (1.06)           (0.59)
From net realized gains                             --               --               --                  --(d)            --
                                             ---------        ---------        ---------           ---------        ---------
Total Distributions Declared
to Shareholders                                  (0.53)           (0.76)           (0.77)              (1.06)           (0.59)

NET ASSET VALUE, END OF PERIOD               $   12.08        $   11.22        $   10.48           $   11.74        $   12.07
Total return (e) (f)                             12.57%           14.99%           (4.36)%              6.35%            5.62%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:
Operating expenses (h)                            1.79%            1.88%            1.88%               1.87%            1.51%(i)
Interest and commitment fees expenses             0.40%            0.73%            0.99%               2.04%            1.91%(i)
Net expenses (h)                                  2.19%            2.61%            2.87%               3.91%            3.42%(i)
Net investment income (h)                         4.19%            7.14%            6.75%(c)            8.74%            8.99%(i)
Waiver/reimbursement                              0.18%            0.36%            0.32%               0.32%            1.41%(i)
Portfolio turnover rate                            110%              90%              98%                 65%               8%(g)
Net assets, end of period (000's)            $ 278,731        $  80,572        $  61,811           $  64,074        $  13,013

(a)  The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                                                                                                                 PERIOD ENDED
                                                                   YEAR ENDED AUGUST 31,                           AUGUST 31,
CLASS Z SHARES                                    2004             2003             2002                2001          2000(a)
-----------------------------------------------------------------------------------------------------------------------------
                                             $   11.22        $   10.48        $   11.74           $   12.08        $   12.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.59(b)          0.78(b)          0.86(b)(c)          1.14(b)          0.67
Net realized and unrealized gain (loss)
on investments                                    0.90             0.81            (1.25)(c)           (0.31)            0.05
                                             ---------        ---------        ---------           ---------        ---------
Total from Investment Operations                  1.49             1.59            (0.39)               0.83             0.72

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                       (0.63)           (0.85)           (0.87)              (1.17)           (0.64)
From net realized gains                             --               --               --                  --(d)            --
                                             ---------        ---------        ---------           ---------        ---------
Total Distributions Declared
to Shareholders                                  (0.63)           (0.85)           (0.87)              (1.17)           (0.64)

NET ASSET VALUE, END OF PERIOD               $   12.08        $   11.22        $   10.48           $   11.74        $   12.08
Total return (e) (f)                             13.52%           15.95%           (3.53)%              7.17%            6.11%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:
Operating expenses (h)                            0.94%            1.03%            1.03%               1.02%            0.66%(i)
Interest and commitment fees expenses             0.40%            0.73%            0.99%               2.04%            1.91%(i)
Net expenses (h)                                  1.34%            1.76%            2.02%               3.06%            2.57%(i)
Net investment income (h)                         4.93%            7.21%            7.60%(c)            9.59%            9.84%(i)
Waiver/reimbursement                              0.18%            0.36%            0.32%               0.32%            1.41%(i)
Portfolio turnover rate                            110%              90%              98%                 65%               8%(g)
Net assets, end of period (000's)            $  53,049        $   5,178        $     140           $   2,850        $   2,656

(a)  The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

LOAN AGREEMENT ASSET COVERAGE REQUIREMENTS
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

                           TOTAL AMOUNT            ASSET COVERAGE PER $1,000
DATE                        OUTSTANDING                     OF INDEBTNEDNESS
--------------------------------------------------------------------------------
08/31/2004                 $ 95,000,000                              $ 8,062
08/31/2003                   59,500,000                                5,156
08/31/2002                   74,000,000                                3,701
08/31/2001                   88,000,000                                3,908
08/31/2000                   19,000,000                                6,739

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND THE SHAREHOLDERS OF HIGHLAND FLOATING RATE ADVANTAGE FUND

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Floating Rate Advantage Fund (the "Fund") (formerly Columbia Floating Rate Advantage Fund), at August 31, 2004, and the results of its operations, the changes in its net assets and cash flows and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments held at August 31, 2004 by correspondence with the custodian and the banks with whom the Fund owns participations in loans, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 27, 2004

UNAUDITED INFORMATION
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

On July 30, 2004, a Special Meeting of the Shareholders of the Fund was held to elect five Trustees and to approve a new advisory agreement between Highland Capital Management, L.P. and the Fund. On June 1, 2004, the record date for the Meeting, the Fund had outstanding 49,657,731.2010 shares of beneficial interest. The votes cast at the Meeting were as follows:

1. ELECTION OF FIVE (5) TRUSTEES:

                                  FOR            WITHHELD       BROKER NON-VOTES
                                  ---            --------       ----------------
Timothy K. Hui              43,234,867.7470    225,824.4410           0
Scott F. Kavanaugh          43,236,164.8890    224,527.2990           0
James F. Leary              43,235,125.1550    225,567.0330           0
Brian A. Ward               43,235,967.1550    224,725.0330           0
R. Joseph Dougherty         43,235,277.5140    225,414.6740           0

2. TO APPROVE THE FUND'S ADVISORY AGREEMENT BETWEEN HIGHLAND CAPITAL MANAGEMENT, L.P. AND THE FUND:

For:                        42,907,000.4160      shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting

Against:                       204,387.8130      shares of beneficial interest

Abstain:                       349,303.9560      shares of beneficial interest

Broker Non-Votes:                         0

TRUSTEES
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each trustee and officer listed below serves in the same capacity for the other three Highland Funds and for the two Prospect Street Funds (Prospect Street(R) High Income Portfolio, Inc. and Prospect Street(R) Income Shares, Inc. (two closed-end funds advised by Highland). The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the Fund's distributor at 877-665-1287.

NAME, ADDRESS AND AGE, POSITION WITH THE FUND, YEAR
FIRST ELECTED OR APPOINTED TO OFFICE                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

TIMOTHY K. HUI (age 55)                              Assistant Provost for and, since September 1998, Director of Learning
48 Willow Greene Drive                               Resources of the Philadelphia Biblical University.
Churchville, PA 18966
Trustee (since 2004)

SCOTT F. KAVANAUGH (age 43)                          Since March 2003, Sales Representative at Round Hill Securities. From
9 Old Ranch Road                                     February 2003 to July 2003, Executive at Provident Funding Mortgage
Laguna Niguel, CA 92677                              Corporation. From January 2000 to February 2003, Executive Vice President,
Trustee (since 2004)                                 Director and Treasurer of Commercial Capital Bank. From April 1998 to
                                                     February 2003, Managing Principal and Chief Operating Officer of Financial
                                                     Institutional Partners Mortgage Company and Managing Principal and
                                                     President of Financial Institutional Partners, LLC, an investment banking firm.

JAMES F. LEARY (age 73)                              Since January 1999, Managing Director of Benefit Capital Sourthwest, Inc, a
15851 N. Dallas Parkway                              financial consulting firm. Director for Capstone Asset Management Group of
Suite 500                                            Mutual Funds (nine portfolios)
Addison, Texas 75001
Trustee (since 2004)

BRYAN A. WARD (age 49)                               Since January 2002, Senior Manager of Accenture, LLP, a consulting firm. From
901 Main Street                                      September 1998 to December 2001, Special Projects Advisor, Contractor and
Dallas, Texas 75202                                  Information Technology consultant to Accenture, LLP.
Trustee (since 2004)

INTERESTED TRUSTEE

R. JOSEPH DOUGHERTY (age 34)                         Since January 2003, Senior Portfolio Manager of Highland. From January 1999 to
13455 Noel Road Suite 1300                           January 2003, Portfolio Manager of Highland. Prior to January 1999, Portfolio
Dallas, TX 75240                                     Analyst for Highland.
Trustee (since 2004)

OFFICERS
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

NAME, ADDRESS AND AGE, POSITION WITH THE FUND,
YEAR FIRST ELECTED OR APPOINTED TO OFFICE            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
JAMES D. DONDERO (42)                                President and Managing Partner of the Highland.
13455 Noel Road Suite 1300
Dallas, TX 75240
President (Since August 5, 2004)

MARK K. OKADA (43)                                   Chief Investment Officer of the Adviser.
13455 Noel Road Suite 1300
Dallas, TX 75240
Executive Vice President (Since August 5, 2004)

R. JOSEPH DOUGHERTY (34)                             Since January 2003, Senior Portfolio Manager of Highland. From January 1999 to
13455 Noel Road Suite 1300                           January 2003, Portfolio Manager of Highland. Prior to January 1999, Portfolio
Dallas, TX 75240                                     Analyst for Highland.
Senior Vice President (Since August 5, 2004)

M. JASON BLACKBURN (28)                              Assistant Controller of the Highland. From September 1999 to October 2001, an
13455 Noel Road Suite 1300                           accountant for KPMG LLP.
Dallas, TX 75240
Secretary and Treasurer (Since August 5, 2004)

IMPORTANT INFORMATION ABOUT THIS REPORT
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

TRANSFER AGENT                      The fund mails one shareholder report to
PFPC Inc.                           each shareholder address. If you would like
400 Bellevue                        more than one report, please call
Wilmington, DE 19809                shareholder services at 877-665-1287 and
877.665.1287                        additional reports will be sent to you.

                                    This report has been prepared for
DISTRIBUTOR                         shareholders of Highland Floating Rate
PFPC Distributors, Inc.             Advantage Fund.
760 Moore Road
King of Prussia, PA 19406           A description of the policies and procedures
                                    that the fund uses to determine how to vote
INVESTMENT ADVISOR                  proxies relating to its portfolio
Highland Capital Management, L.P.   securities, and the Fund's proxy voting
13455 Noel Rd., Suite 1300          record for the most recent 12-month period
Dallas, TX 75240                    ended June 30, are available (i) without
                                    charge, upon request, by calling
INDEPENDENT REGISTERED PUBLIC       877-665-1287 and (ii) on the Securities and
ACCOUNTING FIRM                     Exchange Commission's website at
PricewaterhouseCoopers LLP          http://www.sec.gov.
125 High Street
Boston, MA 02110                    The Fund will file its complete schedule of
                                    portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, beginning with the fiscal quarter ending
                                    November 30, 2004. The Fund's Forms N-Q are available on the Commission's website at http:/www.sec.gov and also may be reviewed and copied at the Commission's Public
                                    Reference Room in Washington, DC.
                                    Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HIGHLAND FLOATING RATE ADVANTAGE FUND                                PRSRT STD
ANNUAL REPORT, AUGUST 31, 2004                                     U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[HIGHLAND FUNDS LOGO]
MANAGED BY
HIGHLAND CAPITAL MANAGEMENT, L.P.

     (C) 2004 PFPC DISTRIBUTORS, INC.
     760 MOORE ROAD
     KING OF PRUSSIA, PA 19406
     www.highlandfunds.com


                                                762-02/777S-0904 (10/04) 04/2929

ITEM 2.   CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant's Board of Trustees (the "Board") has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leary is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $49,510 in 2003 and $48,680 in 2004.

         (b) AUDIT-RELATED FEES. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,000 in 2003 and $6,500 in 2004. These services consisted of the review of the semi-annual financial statements, and agreed-upon procedures required by lending organizations.

         The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004 that were reasonably related to the performance of the annual audit of the Service Affiliate.

         (c) TAX FEES. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $1,900 in 2003 and $2,612 in 2004 These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

         The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

         (d) ALL OTHER FEES. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $0 in 2004.

         The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $95,000 in 2003 and $95,000 in 2004.

         NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2003 and $0 in 2004.

         AUDITOR INDEPENDENCE. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Highland Capital Management, L.P. ("HCMLP"), to vote the Registrant's proxies in accordance with HCMLP's proxy voting guidelines and procedures. HCMLP has adopted proxy voting guidelines (the "Guidelines") that provide as follows:

  - HCMLP votes proxies in respect of the Registrant's securities in the Registrant's best interests and without regard to the interests of HCMLP or any client of HCMLP.

  - Unless HCMLP's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decisions) or as otherwise provided below, HCMLP votes proxies in a manner consistent with the Guidelines.

  - To avoid material conflicts of interest, HCMLP applies the Guidelines in an objective and consistent manner across the Registrant's accounts. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines. For the Registrant, where a conflict of interest has been identified and the matter is not covered in the Guidelines, HCMLP will disclose the conflict and the Committee's determination of the matter in which to vote to the Registrant's Board.

  - HCMLP also may determine not to vote proxies in respect of securities of the Registrant if it determines it would be in the Registrant's best interests not to vote.

     HCMLP's Guidelines also address how it will vote proxies on particular types of matters such as corporate governance matters, disclosure of executive compensation and share repurchase programs. For example, HCMLP generally will:

  - Support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

  -  Support proposals seeking increased disclosure of executive compensation;
     and

  - Support management proposals to institute share repurchase plans in which all shareholders may participate on equal terms.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The Registrant has a Nominating Committee (the "Committee") of the Board responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. The Committee has adopted a Nominating Committee Charter (the "Charter"), pursuant to which the Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Registrant, Two Galleria Tower, 13455 Noel Road, Dallas, Texas 75240. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration various factors including character and integrity, business and professional experience, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Registrant and its stockholders. Submissions must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee. Submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 10. CONTROLS AND PROCEDURES.

          (a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

          (b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

          (a)(1) Code of ethics referred to in Item 2.

          (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

          (a)(3) Not applicable.

          (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FLOATING RATE ADVANGTAGE FUND

By:    /s/ James D. Dondero
       -----------------------
       James D. Dondero
       Chief Executive Officer

Date:  November 09, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ James D. Dondero
       -----------------------
       James D. Dondero
       Chief Executive Officer

Date:  November 09, 2004

By:    /s/ M. Jason Blackburn
       -----------------------
       M. Jason Blackburn
       Chief Financial Officer

Date:  November 09, 2004


                                  EXHIBIT INDEX

          (a)(1) Code of ethics referred to in Item 2.

          (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

          (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)